UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2012

Item 1.	Reports to Stockholders.

12	31	12

ANNUAL REPORT

Rochester Fund Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Capital Municipal Bond Index
1-Year	12.94%	7.58%	6.78%
5-Year	5.54	4.52	5.91
10-Year	5.82	5.31	5.10

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	ROCHESTER FUND MUNICIPALS

Fund Performance Discussion

The Fund’s Class A shares generated tax-free income consistent with its investment goals producing an annual total return of 12.94% (without sales charge). By way of comparison, the Barclays Capital Municipal Bond Index provided a 12-month total return of 6.78%. Despite a challenging interest-rate environment, the Fund paid a December dividend of 5.64% at net asset value, based on the 31-day accrual period ended December 28, 2012.

MARKET OVERVIEW

Despite sluggish economic growth, the rally in the municipal market continued this reporting period. Investor demand remained strong, and net inflows were the norm as income-seeking investors redirected assets into municipal bond funds.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of December 31, 2012, the average yield on 30-year, AAA-rated muni bonds was 2.89%, down 72 basis points from December 30, 2011, the last trading day in the Fund’s fiscal 2011. The average yield on 2-year, AAA-rated muni bonds was 0.34% as of December 31, 2012, the same as it had been on December 30, 2011. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

The Federal Reserve (the “Fed”) also provided good news for current muni bondholders this reporting period as it repeatedly extended its timeframe for changing the Fed Funds target rate, the short-term interest rate it controls. At the outset of this reporting period, the rate stood at zero to

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.64%
Dividend Yield with sales charge	5.37
Standardized Yield	4.84
Taxable Equivalent Yield	8.16
Last distribution (12/28/2012)	$0.080
Total distributions (1/1/12 to 12/31/12)	$0.989

Endnotes for this discussion begin on page 12 of this report

ROCHESTER FUND MUNICIPALS	3

The Rochester portfolio management team

0.25% and the Fed’s expectation was that the rate would not change until at least mid-2013. In April 2012, the Federal Open Market Committee reiterated an earlier statement, once again explaining that the rate would likely remain very low until late 2014. This timeframe was lengthened in September to mid-2015 and then, in December, linked to the unemployment rate. Rates will not move, the Fed announced, until unemployment is below 6.5%, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

For the second consecutive year, Governor Andrew Cuomo put the finishing touches on a budget before a new fiscal year began on April 1, 2012. As a result, the start of the state’s fiscal year was considered by many to signal responsible behavior from Albany after years of disorder. The $132.6 billion spending plan addressed a $10 billion projected deficit by capping spending increases for Medicaid and school aid at approximately 4%.

New York City Mayor Michael Bloomberg passed a $68.5 billion budget for fiscal 2013 on June 28, 2012, marking the 11th consecutive year that the city passed its budget on time. The city capitalized on the current low-interest-rate environment when it issued $1 billion of tax-exempt general obligation bonds to refund debt that had sold at higher rates. Still, critics warned of a $2.5 billion budget gap that looms for the city in fiscal 2014, and raised concerns about costs related to Hurricane Sandy recovery,

4	ROCHESTER FUND MUNICIPALS

unresolved collective bargaining and delays in the sale of taxi medallions.

At the end of this reporting period, New York’s general obligation debt was rated Aa2 by Moody’s Investors Service and AA by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors generally reinvest their dividends and allow the income generated from their investments to compound over time.

The average 12-month distribution yield at NAV in Lipper’s New York Municipal Debt Funds category was 3.38% on December 31, 2012. At 5.78%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 240 basis points higher than the category average.

FUND PERFORMANCE

Rochester Fund Municipals held more than 920 securities as of December 31, 2012. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

As bond prices rose, declining municipal interest rates put pressure on the Class A dividend. Beginning with the August 2012 payout, the dividend was lowered to 8.2 cents per Class A share, from 8.3 cents. The Class A dividend was reduced to 8.0 cents per share, beginning with the December 2012 payout. Dividends for other share classes were adjusted accordingly.

During this reporting period, refundings became increasingly common, further pressuring muni bond fund industry dividends. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. These transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that dividends throughout the muni bond fund universe will continue to be similarly pressured.

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 5.64% at net asset value (NAV), based on the dividend paid on December 28, 2012; which included the amounts set to be accrued on December 29, 30 and 31, 2012. At 5.78%, the share class’s 12-month yield at NAV was 240 points higher the average 12-month yield at NAV in the Lipper New York Municipal Debt Funds category.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 29.0% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings,

ROCHESTER FUND MUNICIPALS	5

some of which are insured, come from many different sectors as well as general obligation debt. Most of the Fund’s investments in the securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

Virtually all of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 8.2% of the Fund’s total assets this reporting period and contributed positively to Fund performance. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods.

During this reporting period, the market continued to react favorably to better fiscal management under the leadership of Gov. Luis Fortuño. The budget that he proposed for the fiscal year that began July 1, 2012, had a much smaller deficit than any in recent years. In the first half of this reporting period, the Commonwealth issued more than $4 billion in municipal bonds, including general obligation (G.O.) debt totaling $2.3 billion.

While Gov. Fortuño’s disciplined approach helped reduce pressure on municipal bonds issued in the Commonwealth, the governor was not as popular with the voters. On November 6, 2012, Alejandro Garcia Padilla was elected to replace Gov. Fortuño. Five weeks later, Moody’s Investor Services lowered ratings for the island’s revenue-backed debt to below investment grade. Moody’s also changed its assessment for Puerto Rico’s G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, constituted the Fund’s largest sector as of December 31, 2012, representing 19.1% of the Fund’s total assets and contributing positively to Fund performance.

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe it is likely that we will continue to hold a

6	ROCHESTER FUND MUNICIPALS

greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe that the sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

The Fund’s airline holdings represented 7.1% of total assets as of December 31, 2012, and contributed positively to Fund performance. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors valuable collateral. Throughout this reporting period, the portfolio management and credit research teams monitored developments at AMR Corporation, the parent company of American Airlines, which filed for bankruptcy protection in November 2011. Late in 2012, the trustees for the Fund’s secured debt financing a terminal at John F. Kennedy International Airport received virtually full payments for AMR’s missed debt payments. Those payments had not been released to the Fund as of December 31, 2012, but we believe they are likely to be approved by a bankruptcy court judge and released to the Fund in early 2013. The Fund’s secured AMR holdings were trading at higher prices at the end of this reporting period than they were at the end of 2011.

G.O. debt backed by the full faith and taxing authority of state and local governments comprised 6.7% of the Fund’s total assets this reporting period and contributed positively to Fund performance. The Fund’s holdings include bonds issued by New York State and the Commonwealth of Puerto Rico. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

Our approach to municipal bond investing is flexible and responsive to market conditions.

During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they face greater price volatility, too. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we believe that “inverse floaters” belong in our fund portfolios.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment

ROCHESTER FUND MUNICIPALS	7

objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on a Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of the end of this reporting period, market movements and/or ratings changes of municipal bonds caused the Fund’s below-investment-grade bonds to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

8	ROCHESTER FUND MUNICIPALS

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

ROCHESTER FUND MUNICIPALS	9

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	19.1%
Sales Tax Revenue	8.2
Airlines	7.1
General Obligation	6.7
Electric Utilities	6.6
Highways/Commuter Facilities	5.7
Marine/Aviation Facilities	5.3
Hospital/Healthcare	4.8
Municipal Leases	3.7
Water Utilities	3.5

Portfolio holdings are subject to change. Percentages are as of December 31, 2012, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	2.7%	0.0%	2.7%
AA	27.1	0.6	27.7
A	11.8	0.3	12.1
BBB	22.9	5.9	28.8
BB or lower	16.7	12.0	28.7
Total	81.2	18.8	100.0

The percentages above are based on the market value of the securities as of December 31, 2012, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any other NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	ROCHESTER FUND MUNICIPALS

Performance

DISTRIBUTION YIELDS
As of 12/31/12
	Without Sales Chg.	With Sales Chg.
Class A	5.64%	5.37%
Class B	4.59	—
Class C	4.67	—
Class Y	5.76	—

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 12/31/12		As of 12/31/12
Class A	4.84%	Class A	8.16%
Class B	4.13	Class B	6.96
Class C	4.21	Class C	7.10
Class Y	5.20	Class Y	8.77

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/12

	Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A (RMUNX)	5/15/86	12.94%	5.54%	5.82%	6.80%
CLASS B (RMUBX)	3/17/97	11.91	4.55	5.28	5.38
CLASS C (RMUCX)	3/17/97	12.00	4.63	4.91	4.82
CLASS Y (RMUYX)	4/28/00	13.10	5.69	5.97	6.27

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/12
	Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A (RMUNX)	5/15/86	7.58%	4.52%	5.31%	6.60%
CLASS B (RMUBX)	3/17/97	6.91	4.22	5.28	5.38
CLASS C (RMUCX)	3/17/97	11.00	4.63	4.91	4.82
CLASS Y (RMUYX)	4/28/00	13.10	5.69	5.97	6.27

ROCHESTER FUND MUNICIPALS	11

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The performance data quoted represents past performance, which does not guarantee future results. Fund returns for Class A shares include changes in share price, reinvested distributions, and the current maximum initial sales charge of 4.75%. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.

Distribution yields for Class A shares are based on dividends of $0.080 paid on December 28, 2012, which included the amounts that were set to be accrued on December 29, 30 and 31, 2012. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on December 28, 2012; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are

12	ROCHESTER FUND MUNICIPALS

annualized based on dividends of $0.0650, $0.0661 and $0.0817, respectively, and on the net asset values on December 28, 2012; the B, C and Y share dividends were paid on December 28, 2012, and included the amounts set to be accrued on December 29, 30 and 31, 2012.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended December 31, 2012, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

The average 12-month yield at net asset value (NAV) in this Fund’s Lipper category was calculated based on the distributions for all share classes in this category for the 12 months ended December 31, 2012. The average 12-month yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 102 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included would reduce results.

Taxable equivalent yield is based on the standardized yield and 2012 combined federal and New York State tax rate of 40.7%. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

ROCHESTER FUND MUNICIPALS	13

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund's investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14	ROCHESTER FUND MUNICIPALS

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ROCHESTER FUND MUNICIPALS	15

Fund Expenses  Continued

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During 6 Months Ended December 31, 2012
Class A	$1,000.00	$1,044.80	$4.43
Class B	1,000.00	1,040.00	9.27
Class C	1,000.00	1,040.40	8.91
Class Y	1,000.00	1,045.50	3.76

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.81	4.38
Class B	1,000.00	1,016.09	9.16
Class C	1,000.00	1,016.44	8.81
Class Y	1,000.00	1,021.47	3.72

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended December 31, 2012 are as follows:

Class	Expense Ratios
Class A	0.86%
Class B	1.80
Class C	1.73
Class Y	0.73

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16	ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS    December 31, 2012

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—110.8%
New York—80.4%
$ 1,035,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.375%		12/01/2024	$1,074,537
1,700,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.625		12/01/2034	1,750,796
605,000	Albany County, NY IDA (Wildwood Programs)	4.900		07/01/2021	600,438
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.375		07/01/2026	1,711,020
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625		07/01/2031	1,471,722
3,670,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.875		07/01/2041	4,111,207
1,420,000	Albany, NY Hsg. Authority (Lark Drive)	5.500		12/01/2028	1,422,016
685,000	Albany, NY IDA (Albany Rehabilitation)	8.375		06/01/2023	685,418
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2027	3,150,938
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2032	1,353,996
900,000	Albany, NY IDA (Brighter Choice Charter School)[1]	5.000		04/01/2037	886,257
900,000	Albany, NY IDA (New Covenant Charter School)[2]	7.000		05/01/2025	134,973
970,000	Albany, NY IDA (Sage Colleges)	5.250		04/01/2019	970,068
1,760,000	Albany, NY IDA (Sage Colleges)	5.300		04/01/2029	1,709,470
70,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250		11/15/2032	76,341
1,770,000	Albany, NY Parking Authority	7.052	[3]	11/01/2017	1,426,974
500,000	Amherst, NY IDA (Asbury Pointe)	5.800		02/01/2015	500,700
45,000	Amherst, NY IDA (Asbury Pointe)	6.000		02/01/2023	45,022
3,000,000	Amherst, NY IDA (Asbury Pointe)	6.000		02/01/2029	3,000,660
5,420,000	Amherst, NY IDA (Beechwood Health Care Center)	5.200		01/01/2040	5,290,950
660,000	Blauvelt, NY Volunteer Fire Company	6.250		10/15/2017	661,188
2,735,000	Brookhaven, NY IDA (Enecon Corp.)	6.300		11/01/2033	2,749,796
1,805,000	Brookhaven, NY IDA (Stony Brook Foundation)	6.500		11/01/2020	1,817,436
95,000	Broome County, NY IDA (University Plaza)	5.000		08/01/2025	95,225
3,030,000	Broome County, NY IDA (University Plaza)	5.000		08/01/2036	2,960,128
1,000,000	Broome County, NY IDA (University Plaza)	5.100		08/01/2030	1,001,310
1,250,000	Broome County, NY IDA (University Plaza)	5.100		08/01/2036	1,238,100
3,000,000	Broome County, NY IDA (University Plaza)	5.200		08/01/2030	3,008,430
4,450,000	Broome County, NY IDA (University Plaza)	5.200		08/01/2036	4,451,780
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.375		10/01/2041	2,035,341
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	6.000		10/01/2031	1,066,220
860,000	Build NYC Resource Corp. (YMCA of Greater New York)[1]	5.000		08/01/2032	988,785
3,000,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)	5.750		11/01/2030	3,026,310
860,000	Canton, NY Human Services Initiatives[1]	5.700		09/01/2024	869,133
1,155,000	Canton, NY Human Services Initiatives	5.750		09/01/2032	1,170,362

ROCHESTER FUND MUNICIPALS	17

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000%		05/01/2040	$1,069,850
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[1]	5.000		05/01/2045	1,067,220
1,105,000	Cattaraugus County, NY IDA (St. Bonaventure University)	5.450		09/15/2019	1,106,017
8,160,000	Cayuga County, NY COP (Auburn Memorial Hospital)	6.000		01/01/2021	8,173,627
95,000	Chautauqua, NY Utility District[1]	5.000		06/01/2023	101,820
105,000	Chautauqua, NY Utility District[1]	5.000		06/01/2025	111,913
900,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	4.850		07/01/2023	922,914
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1]	5.000		07/01/2033	1,545,588
1,885,000	Clifton Springs, NY Hospital & Clinic	8.000		01/01/2020	1,883,002
25,000	Cohoes, NY GO	6.200		03/15/2013	25,105
25,000	Cohoes, NY GO	6.250		03/15/2014	25,100
25,000	Cohoes, NY GO	6.250		03/15/2015	25,099
25,000	Cohoes, NY GO	6.250		03/15/2016	25,095
710,000	Columbia County, NY IDA (Berkshire Farms)	7.500		12/30/2014	700,131
3,300,000	Corinth, NY IDA (International Paper Company)[1]	5.750		02/01/2022	3,310,791
5,370,000	Cortland County, NY IDA (Cortland Memorial Hospital)	5.250		07/01/2032	5,390,352
7,000,000	Dutchess County, NY IDA (Bard College)[1]	5.000		08/01/2046	7,348,600
2,200,000	Dutchess County, NY IDA (Elant Fishkill)	5.250		01/01/2037	2,086,524
800,000	Dutchess County, NY IDA (St. Francis Hospital)	7.500		03/01/2029	821,792
650,000	Dutchess County, NY Local Devel. Corp. (Health Quest System)[1]	5.750		07/01/2040	759,512
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.400	[3]	06/01/2027	638,610
3,000,000	East Rochester, NY Hsg. Authority (Episcopal Senior Hsg.)	7.750		10/01/2032	3,029,610
2,210,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)	6.750		03/01/2030	2,211,945
2,460,000	East Rochester, NY Hsg. Authority (Woodland Village)	5.500		08/01/2033	2,485,756
2,940,000	Elmira, NY Hsg. Authority (Eastgate Apartments)	6.250		06/01/2044	2,834,278
1,735,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2030	2,013,242
1,465,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2031	1,696,441
865,000	Erie County, NY IDA (Buffalo City School District)[1]	5.250		05/01/2032	994,110
7,000,000	Erie County, NY IDA (Charter School Applied Tech)[1]	6.875		06/01/2035	7,394,030
1,960,000	Erie County, NY IDA (DePaul Properties)	5.750		09/01/2028	1,941,870
1,635,000	Erie County, NY IDA (DePaul Properties)	6.500		09/01/2018	1,684,786
1,690,000	Erie County, NY IDA (Global Concepts Charter School)	6.250		10/01/2037	1,725,186

18	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 11,310,000	Erie County, NY IDA (Medaille College)	7.625%		04/01/2035	$11,852,993
1,415,000	Erie County, NY IDA (The Episcopal Church Home)	6.000		02/01/2028	1,416,613
25,330,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2038	20,823,033
72,595,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2045	57,700,684
93,000,000	Erie County, NY Tobacco Asset Securitization Corp.	6.140	[3]	06/01/2047	3,683,730
135,450,000	Erie County, NY Tobacco Asset Securitization Corp.	6.488	[3]	06/01/2050	3,689,658
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.196	[3]	06/01/2055	2,145,072
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.650	[3]	06/01/2060	5,406,720
1,410,000	Essex County, NY IDA (International Paper Company)[1]	4.600		03/01/2027	1,445,588
2,300,000	Essex County, NY IDA (International Paper Company)[1]	6.450		11/15/2023	2,308,625
1,500,000	Essex County, NY IDA (International Paper Company)[1]	6.625		09/01/2032	1,671,240
975,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	1,029,210
320,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.000		06/01/2020	337,792
1,235,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	1,292,650
410,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	429,139
1,100,000	Essex County, NY IDA (North Country Community College Foundation)[1]	5.300		06/01/2035	1,139,908
60,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.200		03/01/2028	60,933
1,850,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500		08/15/2022	1,851,739
1,625,000	Essex County, NY IDA Solid Waste Disposal (International Paper Company)[1]	5.500		10/01/2026	1,629,810
185,000	Fishkill, NY GO1	5.000		04/15/2029	190,620
900,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	5.200		06/01/2025	942,012
100,000	Glens Falls, NY GO1	6.000		02/01/2040	114,882
960,000	Green Island, NY Power Authority[1]	5.125		12/15/2024	961,651
1,865,000	Green Island, NY Power Authority[1]	6.000		12/15/2020	1,891,091
1,695,000	Green Island, NY Power Authority[1]	6.000		12/15/2025	1,713,848
25,260,000	Hempstead, NY IDA (Lynbrook Facilities)	6.500		11/01/2042	22,285,130
3,665,000	Hempstead, NY IDA (Peninsula Counseling Center)	6.500		11/01/2038	3,631,758
5,150,000	Hempstead, NY IDA (South Shore Y JCC)	6.750		11/01/2024	5,052,923
820,000	Herkimer County, NY IDA (Folts Adult Home)[1]	5.500		03/20/2040	922,492
1,000,000	Herkimer County, NY IDA (Herkimer County College Foundation)[1]	6.250		08/01/2034	1,009,050
49,840,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	52,727,730
1,120,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2047	1,184,893

ROCHESTER FUND MUNICIPALS	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$ 34,450,000	Hudson Yards, NY Infrastructure Corp.[1]	5.750%	02/15/2047	$40,937,624
105,000	Huntington, NY Hsg. Authority (GJSR)	5.875	05/01/2019	105,174
840,000	Huntington, NY Hsg. Authority (GJSR)	6.000	05/01/2029	840,882
8,500,000	Huntington, NY Hsg. Authority (GJSR)	6.000	05/01/2039	8,507,225
9,695,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250	12/01/2031	9,573,813
1,125,000	Islip, NY IDA (United Cerebral Palsy Assoc.)	6.250	12/01/2031	1,110,938
3,400,000	L.I., NY Power Authority, Series A1	5.000	05/01/2036	3,845,740
29,310,000	L.I., NY Power Authority, Series A1	5.000	09/01/2037	33,287,074
26,000,000	L.I., NY Power Authority, Series A1	5.000	05/01/2038	29,105,700
23,515,000	L.I., NY Power Authority, Series A1	5.000	09/01/2042	26,581,356

9,800,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	11,655,042
7,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2029	8,163,750
1,900,000	L.I., NY Power Authority, Series B1	5.750	04/01/2033	2,259,651
160,000	L.I., NY Power Authority, Series C1	5.000	09/01/2033	163,650
5,300,000	Madison County, NY IDA (Commons II Student Hsg.)[1]	5.000	06/01/2040	5,482,585
850,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2028	872,763
1,100,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2032	1,120,680
1,320,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	1,321,188
5,500,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.350	02/01/2031	5,501,980
570,000	Middletown, NY IDA (Flanagan Design & Display)[2]	7.500	11/01/2018	512,903
50,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.750	05/01/2023	50,214
165,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.875	05/01/2033	168,396
860,000	Monroe County, NY IDA (Cloverwood Senior Living)	6.875	05/01/2033	862,434
3,625,000	Monroe County, NY IDA (DePaul Community Facilities)	5.875	02/01/2028	3,640,914
2,430,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)	6.500	12/01/2042	2,481,953
2,980,000	Monroe County, NY IDA (Rochester Institute of Technology)	5.375	04/01/2029	2,981,639
2,175,000	Monroe County, NY IDA (Summit at Brighton)	5.375	07/01/2032	1,520,434
3,660,000	Monroe County, NY IDA (Summit at Brighton)	5.500	07/01/2027	2,797,375
530,000	Monroe County, NY IDA (Volunteers of America)	5.700	08/01/2018	529,719
2,765,000	Monroe County, NY IDA (Volunteers of America)	5.750	08/01/2028	2,714,677
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	953,165
15,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2031	15,018
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.250	10/01/2031	562,825

20	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.500%		10/01/2041	$2,049,870
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	5.625		06/01/2026	975,333
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2034	1,699,740
15,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[1]	5.750		08/15/2035	18,310,050
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.701	[3]	06/01/2061	3,425,500
580,000	Monroe, NY Newpower Corp[1]	5.625		01/01/2026	592,238
2,265,000	Monroe, NY Newpower Corp.[1]	5.500		01/01/2034	2,292,180
600,000	Mount Vernon, NY IDA (Kings Court)[1]	5.200		12/01/2033	613,194
1,865,000	Mount Vernon, NY IDA (Meadowview)	6.150		06/01/2019	1,867,779
2,600,000	Mount Vernon, NY IDA (Meadowview)	6.200		06/01/2029	2,602,106
802,824	Municipal Assistance Corp. for Troy, NY	5.733	[3]	07/15/2021	656,020
1,218,573	Municipal Assistance Corp. for Troy, NY	5.741	[3]	01/15/2022	968,266
595,000	Nassau County, NY IDA (ACDS)	5.950		11/01/2022	591,388
285,000	Nassau County, NY IDA (ALIA-ACDS)	7.500		06/01/2015	285,770
2,405,000	Nassau County, NY IDA (ALIA-ACLD)	6.250		09/01/2022	2,417,698
2,630,000	Nassau County, NY IDA (ALIA-CSMR)	7.000		11/01/2016	2,659,140
1,825,000	Nassau County, NY IDA (ALIA-CSMR)	7.125		06/01/2017	1,845,221
710,000	Nassau County, NY IDA (ALIA-CSMR)	7.500		06/01/2015	711,917
485,000	Nassau County, NY IDA (ALIA-HH)	7.125		06/01/2017	490,374
375,000	Nassau County, NY IDA (ALIA-HHS)	7.125		06/01/2017	379,155
60,000	Nassau County, NY IDA (ALIA-LVH)	7.500		06/01/2015	60,162
7,765,000	Nassau County, NY IDA (Amsterdam at Harborside)	6.700		01/01/2043	5,048,492
210,000	Nassau County, NY IDA (CNGCS)	7.500		06/01/2015	210,567
2,245,000	Nassau County, NY IDA (CNGCS)	8.150		06/01/2030	2,248,345
4,305,000	Nassau County, NY IDA (CSMR)	5.950		11/01/2022	4,278,869
555,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)	5.950		11/01/2022	551,631
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)	6.500		11/01/2037	1,645,375
3,150,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)[1]	5.250		06/01/2027	3,198,479
600,000	Nassau County, NY IDA (Life’s WORCA)	5.950		11/01/2022	596,358
3,385,000	Nassau County, NY IDA (Little Village School)	7.500		12/01/2031	3,422,032
3,535,000	Nassau County, NY IDA (New York Water Service Corp.)[1]	5.000		12/01/2035	3,652,645
1,920,000	Nassau County, NY IDA (North Shore CFGA)	6.750		05/01/2024	1,920,922
1,040,000	Nassau County, NY IDA (PLUS Group Home)	6.150		11/01/2022	1,046,687

ROCHESTER FUND MUNICIPALS	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 680,000	Nassau County, NY IDA (United Cerebral Palsy)	6.250%		11/01/2014	$678,837
645,000	Nassau County, NY IDA (United Veteran’s Beacon House)	6.500		11/01/2037	639,318
515,000	Nassau County, NY IDA, Series A-A	6.000		07/02/2021	515,649
5,800,000	Nassau County, NY IDA, Series A-B	6.000		07/01/2021	5,807,308
565,000	Nassau County, NY IDA, Series A-C	6.000		07/01/2021	565,712
630,000	Nassau County, NY IDA, Series A-D	6.000		07/01/2021	630,794
122,875,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.125		06/01/2046	101,953,074
9,000,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.250		06/01/2026	8,574,660
20,000,000	Nassau County, NY Tobacco Settlement Corp.	5.820	[3]	06/01/2046	807,200
105,975,000	Nassau County, NY Tobacco Settlement Corp.	6.221	[3]	06/01/2046	3,962,405
1,055,215,000	Nassau County, NY Tobacco Settlement Corp.	6.537	[3]	06/01/2060	6,795,585
40,000,000	Nassau County, NY Tobacco Settlement Corp.	7.351	[3]	06/01/2060	211,200
22,780,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.000		06/01/2035	19,345,232
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[1]	5.375		04/01/2036	3,800,909
2,200,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	2,240,348
20,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.750		05/15/2022	19,867
1,480,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	1,479,867
6,295,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	6,055,475
125,000	Niagara Falls, NY Public Water Authority	5.500		07/15/2034	130,913
500,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2035	551,505
850,000	Niagara, NY Area Devel. Corp. (Niagara University)[1]	5.000		05/01/2042	935,442
385,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000		04/01/2028	381,932
2,025,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	2,047,964
2,470,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)	7.375		12/15/2021	3,049,857
5,980,000	NY Counties Tobacco Trust I1	6.250		06/01/2028	5,980,538
6,245,000	NY Counties Tobacco Trust I1	6.500		06/01/2035	6,245,187
19,230,000	NY Counties Tobacco Trust I1	6.625		06/01/2042	19,231,346
29,840,000	NY Counties Tobacco Trust II (TASC)[1]	5.625		06/01/2035	29,706,615
53,880,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	52,444,098
245,000	NY Counties Tobacco Trust III[1]	6.000		06/01/2043	245,025
7,000,000	NY Counties Tobacco Trust IV1	5.000		06/01/2038	5,215,000
131,335,000	NY Counties Tobacco Trust IV	5.920	[3]	06/01/2050	3,590,699

22	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 304,690,000	NY Counties Tobacco Trust IV	6.395%[3]		06/01/2055	$5,118,792
608,700,000	NY Counties Tobacco Trust IV	6.816	[3]	06/01/2060	3,213,936
52,535,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2042	37,939,201
38,275,000	NY Counties Tobacco Trust IV (TASC)[1]	5.000		06/01/2045	27,318,016
82,500,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250		06/01/2041	78,749,550
236,140,000	NY Counties Tobacco Trust V	6.070	[3]	06/01/2038	20,553,626
598,653,613	NY Counties Tobacco Trust V	6.210	[3]	06/01/2050	17,989,541
643,195,000	NY Counties Tobacco Trust V	6.850	[3]	06/01/2055	8,831,067
3,845,000,000	NY Counties Tobacco Trust V	7.846	[3]	06/01/2060	20,301,600
15,000,000	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.125		01/15/2044	16,811,850
62,345,000	NY Liberty Devel. Corp. (Bank of America Tower)[4]	5.625		01/15/2046	72,252,103
46,805,000	NY Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250		10/01/2035	54,677,133
2,199,995	NY Liberty Devel. Corp. (National Sports Museum)[2]	6.125		02/15/2019	22
2,100,000	NY MTA, Series[1]	5.000		11/15/2033	2,386,293
6,510,000	NY MTA, Series 2008C1	6.500		11/15/2028	8,267,895
340,000	NY MTA, Series A1	5.000		11/15/2032	351,094
4,250,000	NY MTA, Series A1	5.000		11/15/2041	4,747,930
6,800,000	NY MTA, Series A1	5.250		11/15/2038	7,742,344
16,745,000	NY MTA, Series B-2[1]	5.000		11/15/2033	19,613,586
230,000	NY MTA, Series C1	5.000		11/15/2031	264,905
37,675,000	NY MTA, Series D1	5.000		11/15/2030	43,496,164
2,150,000	NY MTA, Series D1	5.000		11/15/2032	2,454,763
15,395,000	NY MTA, Series D1	5.000		11/15/2036	17,198,678
33,690,000	NY MTA, Series D1	5.250		11/15/2040	37,850,378
8,000,000	NY MTA, Series D-1[1]	5.000		11/01/2027	9,439,360
3,500,000	NY MTA, Series D-1[1]	5.000		11/01/2028	4,087,265

9,220,000	NY MTA, Series F1	5.000		11/15/2026	10,983,233
9,000,000	NY MTA, Series F1	5.000		11/15/2027	10,624,860
56,970,000	NY MTA, Series F1	5.000		11/15/2030	65,772,435
3,000,000	NY MTA, Series H1	5.000		11/15/2025	3,588,330
2,100,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2030	2,529,177
1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2031	1,795,020
150,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2032	154,655
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2034	1,179,600
6,470,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2037	7,430,795
5,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.250		11/15/2030	5,173,950
13,950,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	13,383,072
250,510,000	NY TSASC, Inc. (TFABs)	5.000		06/01/2034	222,337,645

ROCHESTER FUND MUNICIPALS	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 322,515,000	NY TSASC, Inc. (TFABs)	5.125%		06/01/2042	$276,627,566
5,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)	7.250		11/01/2042	5,014,200
4,800,000	NYC GO	0.150	[5]	08/01/2022	4,800,000
2,700,000	NYC GO	0.200	[5]	01/01/2036	2,700,000
35,590,000	NYC GO1	4.950	[5]	12/15/2033	36,476,547
15,000	NYC GO1	5.000		06/01/2020	16,499
25,000	NYC GO1	5.000		03/01/2025	25,201
25,000	NYC GO1	5.000		10/15/2027	25,942
39,990,000	NYC GO6	5.000		08/01/2028	48,276,728
3,000,000	NYC GO1	5.000		08/01/2029	3,577,740
5,000,000	NYC GO1	5.000		08/01/2029	5,918,550
24,700,000	NYC GO6	5.000		08/01/2029	29,672,851
10,920,000	NYC GO4	5.000		08/01/2030	11,863,051
4,205,000	NYC GO6	5.000		08/01/2030	5,031,072
9,760,000	NYC GO6	5.000		08/01/2031	11,658,418
5,135,000	NYC GO1	5.000		10/01/2032	6,080,816
15,000	NYC GO	5.000		03/01/2033	15,119
125,000	NYC GO	5.000		10/15/2033	129,658
30,000	NYC GO1	5.000		10/15/2033	30,874
12,455,000	NYC GO4	5.000		12/01/2033	13,296,367
10,000,000	NYC GO1	5.000		10/01/2034	11,666,900
1,875,000	NYC GO1	5.000		10/01/2034	2,204,625
12,765,000	NYC GO4	5.000		03/01/2035	13,691,554
75,000	NYC GO1	5.000		04/01/2035	80,655
5,400,000	NYC GO4	5.000		08/01/2035	5,865,855
3,800,000	NYC GO1	5.000		08/01/2035	4,400,856
8,405,000	NYC GO1	5.000		05/15/2036	9,770,897
20,000,000	NYC GO4	5.250		03/01/2021	24,331,600
240,000	NYC GO1	5.250		06/01/2027	240,857
55,000	NYC GO1	5.250		01/15/2033	55,108
5,000	NYC GO1	5.250		01/15/2033	5,017
5,000	NYC GO1	5.375		12/01/2026	5,018
5,000	NYC GO1	5.375		03/01/2027	5,043
395,000	NYC GO1	5.375		06/01/2032	396,458
40,000	NYC GO1	5.500		08/01/2022	40,171
5,000	NYC GO	5.500		12/01/2031	5,019
15,000	NYC GO	5.500		11/15/2037	15,057
5,000	NYC GO	5.950		08/01/2014	5,024
2,000,000	NYC GO1	6.250		12/15/2031	2,469,280

24	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 5,000	NYC GO	7.250%		08/15/2024	$5,029
5,000	NYC GO1	7.750		08/15/2028	5,041
1,475,000	NYC GO ROLs[7]	15.233	[8]	05/15/2031	2,473,103
5,395,000	NYC GO ROLs[7]	15.242	[8]	05/15/2036	8,901,966
875,000	NYC GO ROLs[7]	15.245	[8]	05/15/2033	1,467,095
890,000	NYC HDC (Multifamily Hsg.)[1]	4.950		11/01/2039	957,044
780,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2030	818,758
3,500,000	NYC HDC (Multifamily Hsg.)[4]	5.000		11/01/2037	3,599,960
4,685,000	NYC HDC (Multifamily Hsg.)[4]	5.050		11/01/2039	4,819,690
2,435,000	NYC HDC (Multifamily Hsg.)[4]	5.100		11/01/2027	2,598,133
3,000,000	NYC HDC (Multifamily Hsg.)[4]	5.125		11/01/2032	3,165,510
5,100,000	NYC HDC (Multifamily Hsg.)[1]	5.150		11/01/2037	5,449,350
1,675,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2035	1,757,762
8,035,000	NYC HDC (Multifamily Hsg.)[4]	5.200		11/01/2040	8,445,654
14,110,000	NYC HDC (Multifamily Hsg.)[4]	5.250		11/01/2030	14,472,990
7,205,000	NYC HDC (Multifamily Hsg.)[1]	5.250		11/01/2045	7,553,218
5,140,000	NYC HDC (Multifamily Hsg.)[1]	5.350		11/01/2037	5,463,512
1,215,000	NYC HDC (Multifamily Hsg.)[1]	5.350		05/01/2041	1,293,234
3,735,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2040	3,978,261
2,670,000	NYC HDC (Multifamily Hsg.)[1]	5.450		11/01/2046	2,779,790
3,090,000	NYC HDC (Multifamily Hsg.)[4]	5.500		11/01/2034	3,419,840
2,840,000	NYC HDC (Multifamily Hsg.)[4]	5.550		11/01/2039	3,140,813
25,000	NYC HDC (Multifamily Hsg.)[1]	5.550		11/01/2039	27,648
10,910,000	NYC HDC (Multifamily Hsg.)[4]	5.700		11/01/2046	12,081,716
70,000	NYC HDC (Multifamily Hsg.), Series A1	5.500		11/01/2034	70,419
30,290,000	NYC HDC (Multifamily Hsg.), Series B4	5.350		05/01/2049	31,895,898
11,250,000	NYC HDC (Multifamily Hsg.), Series C4	5.050		11/01/2036	11,588,119
8,365,000	NYC HDC (Multifamily Hsg.), Series C4	5.125		05/01/2040	8,635,739
13,180,000	NYC HDC (Multifamily Hsg.), Series G-1[4]	4.875		11/01/2039	13,576,125
1,345,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.200		11/01/2038	1,376,002
3,400,000	NYC HDC (Multifamily Hsg.), Series H-2[1]	5.250		05/01/2046	3,472,590
15,510,000	NYC HDC (Multifamily Hsg.), Series I-2[4]	5.200		11/01/2038	15,976,153
30,000	NYC HDC, Series B-2[1]	5.300		05/01/2036	30,461
2,750,000	NYC HDC, Series C4	5.000		11/01/2026	2,870,423
10,100,000	NYC Health & Hospital Corp. (Health System)[1]	5.000		02/15/2030	11,403,708
765,000	NYC IDA (A Very Special Place)	5.750		01/01/2029	765,283
85,000	NYC IDA (Allied Metal)	6.375		12/01/2014	85,044
940,000	NYC IDA (Allied Metal)	7.125		12/01/2027	941,335
2,520,000	NYC IDA (Amboy Properties)	6.750		06/01/2020	2,437,974

ROCHESTER FUND MUNICIPALS	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 2,905,000	NYC IDA (American Airlines)[2]	5.400%		07/01/2019	$2,548,673
32,580,000	NYC IDA (American Airlines)[2]	5.400		07/01/2020	28,588,298
30,810,000	NYC IDA (American Airlines)[2]	6.900		08/01/2024	27,045,634
540,000	NYC IDA (American Airlines)	7.500		08/01/2016	566,667
18,200,000	NYC IDA (American Airlines)	7.625		08/01/2025	20,091,818
59,350,000	NYC IDA (American Airlines)	7.750		08/01/2031	65,588,156
39,860,000	NYC IDA (American Airlines)	8.000		08/01/2028	44,323,991
338,060,000	NYC IDA (American Airlines)	8.500		08/01/2028	377,247,695
4,200,000	NYC IDA (American Civil Liberties Union)	0.120	[5]	06/01/2035	4,200,000
3,530,000	NYC IDA (American National Red Cross)	5.000		02/01/2036	3,602,577
3,115,000	NYC IDA (Atlantic Paste & Glue Company)	6.625		11/01/2019	3,243,712
675,000	NYC IDA (Atlantic Veal & Lamb)	8.375		12/01/2016	676,458
1,125,000	NYC IDA (Bark Frameworks)	6.750		11/01/2019	1,124,978
5,500,000	NYC IDA (Beth Abraham Health Services)	6.500		02/15/2022	5,661,590
1,035,000	NYC IDA (Beth Abraham Health Services)	6.500		11/15/2027	1,070,169
4,220,000	NYC IDA (Beth Abraham Health Services)	6.500		11/15/2034	4,313,473
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.650		10/01/2028	85,313,164
153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	5.750		10/01/2036	130,271,296
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)	6.200		10/01/2022	21,265,765
16,205,000	NYC IDA (Calhoun School)	6.625		12/01/2034	17,141,001
4,145,000	NYC IDA (Calhoun School)	6.625		12/01/2034	4,493,595
2,895,000	NYC IDA (Center for Elimination of Family Violence)	7.375		11/01/2036	3,041,140
14,700,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375		08/01/2027	14,034,384
3,400,000	NYC IDA (Center for Nursing/Rehabilitation)	5.375		08/01/2027	3,246,048
18,000,000	NYC IDA (Chapin School)	5.000		11/01/2038	18,289,620
1,490,000	NYC IDA (Comprehensive Care Management)	6.000		05/01/2026	1,561,654
3,145,000	NYC IDA (Comprehensive Care Management)	6.125		11/01/2035	3,146,352
3,520,000	NYC IDA (Comprehensive Care Management)	6.375		11/01/2028	3,532,637
1,395,000	NYC IDA (Comprehensive Care Management)	6.375		11/01/2028	1,399,771
875,000	NYC IDA (Comprehensive Care Management)	7.875		12/01/2016	876,199
1,150,000	NYC IDA (Cool Wind Ventilation)	5.450		11/01/2017	1,094,904
1,035,000	NYC IDA (Cool Wind Ventilation)	5.450		11/01/2017	985,413
5,685,000	NYC IDA (Cool Wind Ventilation)	6.075		11/01/2027	5,241,058
475,000	NYC IDA (Eger Harbor House)[1]	5.875		05/20/2044	498,897
5,500,000	NYC IDA (Family Support Systems)[2]	7.500		11/01/2034	3,446,850
950,000	NYC IDA (Good Shepherd Services)	5.875		06/01/2014	951,720
2,670,000	NYC IDA (Gourmet Boutique)	5.750		05/01/2021	2,048,638
7,290,000	NYC IDA (Guttmacher Institute)	5.750		12/01/2036	7,073,195

26	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value

New York Continued
$ 1,870,000	NYC IDA (Herbert G. Birch Childhood Project)	8.375%	02/01/2022	$1,874,825
700,000	NYC IDA (Independent Living Assoc.)	6.200	07/01/2020	716,527
1,920,000	NYC IDA (Little Red Schoolhouse)	6.750	11/01/2018	1,928,851
3,745,000	NYC IDA (Manhattan Community Access Corp.)	6.000	12/01/2036	3,795,033
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	1,973,131
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)	6.375	11/01/2038	9,553,285
16,335,000	NYC IDA (MediSys Health Network)	6.250	03/15/2024	15,177,992
8,405,000	NYC IDA (Metro Biofuels)[2]	6.000	11/01/2028	4,230,068
2,325,000	NYC IDA (Metropolitan College of New York)	5.750	03/01/2020	2,416,070
40,000,000	NYC IDA (NYU)[4]	5.250	07/01/2048	45,281,292
2,935,000	NYC IDA (Petrocelli Electric)	8.000	11/01/2017	2,847,390
805,000	NYC IDA (Petrocelli Electric)	8.000	11/01/2018	780,504
1,750,000	NYC IDA (PSCH)	6.375	07/01/2033	1,762,338
6,800,000	NYC IDA (Reece School)	7.500	12/01/2037	7,185,628
1,000,000	NYC IDA (Roundabout Theatre)	5.000	10/01/2023	947,300
3,125,000	NYC IDA (Sahadi Fine Foods)	6.750	11/01/2019	3,127,125
200,000	NYC IDA (Samaritan Aids Services)[1]	5.000	11/01/2024	200,422
875,000	NYC IDA (SFTU/YAI/CRV Obligated Group)	5.000	07/01/2026	800,879
4,380,000	NYC IDA (Showman Fabricators)	7.500	11/01/2028	3,728,825
2,785,000	NYC IDA (South Bronx Overall Economic Devel.)	8.625	12/01/2025	2,785,752
1,625,000	NYC IDA (Special Needs Facilities Pooled Program)	4.750	07/01/2020	1,569,880
995,000	NYC IDA (Special Needs Facilities Pooled Program)	5.250	07/01/2022	940,036
2,000,000	NYC IDA (Special Needs Facilities Pooled Program)	6.650	07/01/2023	2,009,500
405,000	NYC IDA (Special Needs Facilities Pooled Program)	7.875	08/01/2025	405,328
475,000	NYC IDA (St. Francis College)[1]	5.000	10/01/2034	488,718
5,760,000	NYC IDA (Stallion)	5.500	11/01/2036	4,363,603
955,000	NYC IDA (Stallion)	6.000	11/01/2027	830,353
225,000	NYC IDA (Streamline Plastics)	7.750	12/01/2015	225,153
1,275,000	NYC IDA (Streamline Plastics)	8.125	12/01/2025	1,275,574
6,808,500	NYC IDA (Studio School)	7.000	11/01/2038	4,478,699
605,000	NYC IDA (Surprise Plastics)[2]	7.500	11/01/2013	555,626
2,480,000	NYC IDA (Surprise Plastics)[2]	8.500	11/01/2023	2,046,347
1,500,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	01/01/2021	1,620,480
380,000	NYC IDA (The Bank Street College)	5.250	12/01/2021	384,431
1,000,000	NYC IDA (The Bank Street College)	5.250	12/01/2030	1,011,020
8,800,000	NYC IDA (The Child School)	7.550	06/01/2033	9,010,408
3,655,000	NYC IDA (Therapy & Learning Center)	8.250	09/01/2031	3,695,534

ROCHESTER FUND MUNICIPALS	27

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$ 8,610,000	NYC IDA (Tides Two Rivers Foundation)	5.650%	12/01/2039	$6,966,179
7,580,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC/AeL Obligated Group)[1]	5.000	07/01/2028	8,093,848
32,040,000	NYC IDA (Unicef)	5.300	11/01/2038	32,423,198
12,500,000	NYC IDA (United Jewish Appeal-Federal Jewish Philanthropies)[1]	5.000	07/01/2034	14,582,375
3,640,000	NYC IDA (Urban Resource Institute)	7.375	11/01/2033	3,675,599
7,900,000	NYC IDA (Visy Paper)	7.800	01/01/2016	7,913,904
70,500,000	NYC IDA (Visy Paper)	7.950	01/01/2028	70,564,155
1,930,000	NYC IDA (Vocational Instruction)[2]	7.750	02/01/2033	1,077,693
1,450,000	NYC IDA (W & W Jewelers)	8.250	02/01/2021	1,465,718
5,930,000	NYC IDA (Weizmann Institute)	5.900	11/01/2034	5,936,049
2,900,000	NYC IDA (Weizmann Institute)	5.900	11/01/2034	2,902,958
6,160,000	NYC IDA (Westchester Square Medical Center)	8.375	11/01/2015	4,299,187
1,125,000	NYC IDA (World Casing Corp.)	6.700	11/01/2019	1,125,056
50,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2031	52,655
70,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2036	73,029
36,110,000	NYC IDA (Yankee Stadium)[1]	5.000	03/01/2046	37,320,768

16,500,000	NYC IDA (Yankee Stadium)[1]	7.000	03/01/2049	20,155,245
24,270,000	NYC IDA (Yeled Yalda Early Childhood)	5.725	11/01/2037	24,130,933
1,220,000	NYC IDA (YMCA of Greater New York)[1]	5.000	08/01/2036	1,277,950
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2028	6,049,100
10,755,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	12,896,966
7,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	8,120,100
8,950,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	10,486,447
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2032	11,650,200
4,820,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2034	4,905,073
2,125,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	2,162,506
9,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	9,158,850
25,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	25,441
20,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	21,366
280,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	294,521
20,945,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	22,363,814
1,575,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2037	1,699,268
13,375,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	13,611,069
38,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	43,329,825
9,200,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	9,362,380
4,495,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	4,724,110
19,740,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2039	20,746,148

28	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 2,715,000	NYC Municipal Water Finance Authority[1]	5.000%		06/15/2039	$2,925,141
10,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2043	11,336,000
7,500,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2044	8,478,225
7,350,000	NYC Municipal Water Finance Authority[1]	5.250		06/15/2040	8,526,588
11,570,000	NYC Municipal Water Finance Authority[1]	5.375		06/15/2043	13,539,330
31,750,000	NYC Municipal Water Finance Authority[1]	5.500		06/15/2043	37,700,903
2,650,000	NYC Municipal Water Finance Authority[1]	5.750		06/15/2040	3,167,969
3,000,000	NYC Sales Tax Asset Receivables Corp., Series A1	5.000		10/15/2032	3,203,100
3,675,000	NYC Transitional Finance Authority[1]	5.000		11/01/2039	4,191,448
3,000,000	NYC Transitional Finance Authority[1]	5.125		01/15/2034	3,385,920
7,685,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000		07/15/2033	8,932,583
15,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000		07/15/2037	17,277,600
7,910,000	NYC Transitional Finance Authority (Building Aid)[1]	5.000		07/15/2040	9,020,248
15,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250		07/15/2037	17,470,350
1,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.500		01/15/2039	1,952,858
15,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000		05/01/2034	17,686,650
20,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250		11/01/2027	23,847,000
9,425,000	NYC Transitional Finance Authority (NYC Recovery)[1]	0.130	[5]	11/01/2022	9,425,000
1,845,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000		11/15/2035	2,008,688
850,000	NYS DA (Brooklyn Law School)[1]	5.000		07/01/2027	987,717
850,000	NYS DA (Brooklyn Law School)[1]	5.000		07/01/2028	977,118
430,000	NYS DA (Brooklyn Law School)[1]	5.000		07/01/2029	494,307

430,000	NYS DA (Brooklyn Law School)[1]	5.000		07/01/2030	492,028
4,000,000	NYS DA (Buena Vida Nursing Home)[1]	5.250		07/01/2028	4,060,160
500,000	NYS DA (Catholic Health System)[1]	5.000		07/01/2032	537,355
260,000	NYS DA (Catholic Health System)[1]	5.000		07/01/2032	279,425
2,250,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000		07/01/2027	2,300,715
300,000	NYS DA (Culinary Institute of America)[1]	5.000		07/01/2034	331,632
285,000	NYS DA (Fordham University)[1]	5.000		07/01/2038	318,944
5,300,000	NYS DA (Interagency Council Pooled Loan Program)	7.000		07/01/2031	5,716,527
5,815,000	NYS DA (Interagency Council)	7.000		07/01/2035	6,112,147
3,000,000	NYS DA (Iona College)[1]	5.000		07/01/2032	3,318,870
3,490,000	NYS DA (Manhattan College)	5.300		07/01/2037	3,647,399
18,230,000	NYS DA (Memorial Sloan-Kettering)[4]	5.000		07/01/2035	19,977,665
10,640,000	NYS DA (Mental Health Services Facilities)[1]	5.000		02/15/2030	11,330,642
12,070,000	NYS DA (Mental Health Services Facilities)[1]	5.000		02/15/2035	12,853,464
150,000	NYS DA (Mental Health Services Facilities)[1]	5.000		02/15/2037	160,734
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[1]	5.000		07/01/2029	937,813

ROCHESTER FUND MUNICIPALS	29

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$ 10,000	NYS DA (Mount St. Mary College)[1]	5.000%	07/01/2032	$10,060
130,000	NYS DA (New School University)[1]	5.000	07/01/2033	130,372
5,000,000	NYS DA (New School University)[1]	5.000	07/01/2041	5,005,050
1,000,000	NYS DA (New School University)[1]	5.750	07/01/2050	1,152,640
150,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2033	153,264
3,685,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2039	4,110,839
1,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2039	1,124,870
6,000,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2039	6,749,220
9,960,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.000	05/01/2041	11,065,560
11,500,000	NYS DA (North Shore L.I. Jewish Obligated Group)[1]	5.250	05/01/2034	13,216,490
23,075,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2036	24,479,806
2,000,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	2,190,800
6,035,000	NYS DA (Providence Rest)	5.000	07/01/2035	5,510,257
2,700,000	NYS DA (Providence Rest)	5.125	07/01/2030	2,616,624
3,100,000	NYS DA (Providence Rest)	5.250	07/01/2025	3,109,331
6,260,000	NYS DA (Rochester General Hospital)	5.000	12/01/2025	6,397,094
17,660,000	NYS DA (Rochester General Hospital)	5.000	12/01/2035	17,900,529
1,750,000	NYS DA (School District Bond Financing Program), Series C1	7.250	10/01/2028	2,227,505
2,645,000	NYS DA (School District Bond Financing Program), Series C1	7.375	10/01/2033	3,325,823
1,525,000	NYS DA (School District Bond Financing Program), Series C1	7.500	04/01/2039	1,927,676
15,000	NYS DA (School District Financing)[1]	5.750	10/01/2018	15,061
1,075,000	NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)[1]	5.100	07/01/2034	1,096,941
5,770,000	NYS DA (Smithtown Special Library District)[1]	6.000	07/01/2028	6,908,248
50,000	NYS DA (St. Barnabas Hospital)	5.125	02/01/2022	50,161
35,000	NYS DA (St. Barnabas Hospital)	5.450	08/01/2035	35,114
1,235,000	NYS DA (St. John’s University)[1]	5.000	07/01/2027	1,465,365
270,000	NYS DA (St. John’s University)[1]	5.000	07/01/2028	318,878
10,750,000	NYS DA (St. John’s University)[1]	5.000	07/01/2030	12,588,465
3,500,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2035	3,899,735
50,000,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	54,220,500
1,575,000	NYS DA (St. Thomas Aquinas College)	5.250	07/01/2028	1,576,843
15,915,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2034	18,471,745
3,000,000	NYS DA (State University of New York)[1]	5.000	07/01/2035	3,472,830
3,000,000	NYS DA (State University of New York)[1]	5.000	07/01/2040	3,364,980
2,500,000	NYS DA (Teachers College)[1]	5.000	07/01/2034	2,873,875
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	6,232,561

30	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 10,000	NYS DA (The Brooklyn Hospital Center)	5.150%		02/01/2029	$10,030
4,395,000	NYS DA (The New School)[1]	5.000		07/01/2031	5,002,477
1,000,000	NYS DA (University of Rochester)[1]	0.000	[9]	07/01/2039	1,053,620
60,000	NYS DA (University of Rochester)[1]	5.000		07/01/2034	62,984
11,695,000	NYS DA (Vassar College)[4]	5.000		07/01/2046	12,684,504
3,105,000	NYS DA (Yeshiva University)[1]	5.000		11/01/2031	3,595,373
5,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.125		06/15/2038	5,873,950
430,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000		06/15/2034	453,581
70,000	NYS EFC (United Waterworks)	5.150		03/01/2034	70,077
25,000	NYS ERDA (Brooklyn Union Gas Company)[1]	4.700		02/01/2024	26,378
15,000	NYS ERDA (Brooklyn Union Gas Company)[1]	5.500		01/01/2021	15,057
7,000,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	11.448	[8]	04/01/2020	7,031,360
16,300,000	NYS ERDA (Brooklyn Union Gas Company) RIBS	12.821	[8]	07/01/2026	16,444,744
350,000	NYS ERDA (LILCO)[1]	5.300		10/01/2024	351,169
150,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	150,482
95,000	NYS ERDA (LILCO)[1]	5.300		08/01/2025	95,152
610,000	NYS ERDA (NYS Electric & Gas Corp.)[1]	5.350		12/01/2028	613,123
1,350,000	NYS ERDA (Rochester Gas & Electric)[1]	0.400	[5]	08/01/2032	1,040,808
340,000	NYS ERDA (Rochester Gas & Electric)[1]	5.375		05/15/2032	342,312
2,000,000	NYS HFA (Affordable Hsg.)[1]	5.000		11/01/2042	2,170,900
2,365,000	NYS HFA (Affordable Hsg.)[1]	5.250		11/01/2038	2,488,642
10,220,000	NYS HFA (Affordable Hsg.)[4]	5.450		11/01/2045	10,806,997
150,000	NYS HFA (Affordable Hsg.)[1]	6.750		11/01/2038	170,510
1,620,000	NYS HFA (Children’s Rescue)	7.625		05/01/2018	1,620,405
940,000	NYS HFA (Friendship)[1]	5.100		08/15/2041	966,047
1,250,000	NYS HFA (Golden Age Apartments)[1]	5.000		02/15/2037	1,289,400
150,000	NYS HFA (Highland Avenue Senior Apartments)[1]	5.000		02/15/2039	155,555
120,000	NYS HFA (Horizons at Wawayanda)[1]	5.150		11/01/2040	127,766
3,695,000	NYS HFA (Multifamily Hsg.)[1]	4.850		02/15/2038	3,821,073
2,080,000	NYS HFA (Multifamily Hsg.)[1]	5.375		02/15/2035	2,082,392
2,075,000	NYS HFA (Multifamily Hsg.)[1]	5.500		08/15/2030	2,077,843
990,000	NYS HFA (Multifamily Hsg.)[1]	5.650		08/15/2030	991,436
3,200,000	NYS HFA (Multifamily Hsg.)[1]	5.650		08/15/2030	3,204,640
1,710,000	NYS HFA (Multifamily Hsg.)[1]	5.650		02/15/2034	1,712,445
2,120,000	NYS HFA (Multifamily Hsg.)[1]	5.700		08/15/2033	2,123,116
1,255,000	NYS HFA (Multifamily Hsg.)[1]	6.400		11/15/2027	1,257,899
3,735,000	NYS HFA (Multifamily Hsg.)[1]	6.750		11/15/2036	3,953,946
385,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2013	387,152

ROCHESTER FUND MUNICIPALS	31

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 470,000	NYS HFA (Nonprofit Hsg.)	8.400%		11/01/2014	$470,000
495,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2015	497,624
535,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2016	537,686
590,000	NYS HFA (Nonprofit Hsg.)	8.400		11/01/2017	592,856
630,000	NYS HFA (Nonprofit Hsg.)[1]	8.400		11/01/2018	632,942
1,250,000	NYS HFA (State Personal Income Tax Authority)[1]	5.000		03/15/2036	1,363,625
510,000	NYS LGSC (SCSB)	7.375		12/15/2016	514,595
980,000	NYS LGSC (SCSB)	7.750		12/15/2021	1,007,460
5,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000		11/15/2031	5,746,450
3,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.000		11/15/2044	3,370,980
10,000,000	NYS Liberty Devel. Corp. (7 World Trade Center)[1]	5.000		09/15/2040	11,446,400
13,500,000	NYS Liberty Devel. Corp. (7 World Trade Center)[1]	5.000		09/15/2043	14,896,710
110,000	NYS Medcare (Hospital & Nursing Home)[1]	7.400		11/01/2016	110,579
40,000	NYS Medcare (Hospital & Nursing Home)[1]	9.375		11/01/2016	40,299
5,000,000	NYS Power Authority[1]	5.000		11/15/2038	5,796,950
10,500,000	NYS Thruway Authority[1]	5.000		01/01/2030	12,358,500
5,540,000	NYS Thruway Authority[1]	5.000		04/01/2031	6,469,834
7,650,000	NYS Thruway Authority[1]	5.000		01/01/2032	8,865,279
21,250,000	NYS Thruway Authority[1]	5.000		01/01/2037	23,999,113
20,000	NYS UDC (Subordinated Lien)	5.500		07/01/2016	20,034
50,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	4.625		09/15/2030	50,104
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)	5.000		09/15/2035	834,731
400,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.300		03/15/2019	400,032
1,060,000	Oneida County, NY IDA (Mohawk Valley Handicapped Services)	5.350		03/15/2029	998,022
1,185,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2030	1,280,179
1,115,000	Onondaga County, NY IDA (Free Library)[1]	5.125		03/01/2037	1,181,242
545,000	Onondaga County, NY IDA Sewage Waste Facilities (Anheuser-Busch Companies)[1]	6.250		12/01/2034	546,237
42,834,598	Onondaga County, NY Res Rec	0.000	[9]	05/01/2022	36,576,035
22,075,000	Onondaga County, NY Res Rec	5.000		05/01/2015	21,787,363
1,540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)[1]	5.000		07/01/2042	1,672,779
3,465,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.250		12/01/2041	3,848,783
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[1]	5.375		07/01/2040	2,210,080
2,315,000	Orange County, NY IDA (Arden Hill Life Care Center)	7.000		08/01/2021	2,328,566
2,325,000	Orange County, NY IDA (Arden Hill Life Care Center)	7.000		08/01/2031	2,333,998
2,090,000	Orange County, NY IDA (Arden Hill Life Care Center)	7.000		08/01/2031	2,098,088
1,800,000	Orange County, NY IDA (Glen Arden)	5.625		01/01/2018	936,036

32	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value

New York Continued
$ 5,590,000	Orange County, NY IDA (Glen Arden)	5.700%	01/01/2028	$2,683,312
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2021	1,717,350
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	6,336,014
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	5.375	12/01/2026	2,237,123
10,910,000	Peekskill, NY IDA (Drum Hill)	6.375	10/01/2028	10,914,037
27,735,000	Port Authority NY/NJ (Continental Airlines)	9.125	12/01/2015	28,425,324
16,435,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2022	16,441,738
31,910,000	Port Authority NY/NJ (JFK International Air Terminal)	5.750	12/01/2025	31,919,892
45,300,000	Port Authority NY/NJ (KIAC)	6.750	10/01/2019	45,297,282
150,000	Port Authority NY/NJ, 131st Series[1]	4.750	06/15/2033	152,700
60,000	Port Authority NY/NJ, 132nd Series[1]	5.000	09/01/2038	61,873
250,000	Port Authority NY/NJ, 135th Series[1]	5.000	03/15/2039	261,523
33,025,000	Port Authority NY/NJ, 136th Series[4]	5.125	05/01/2034	34,751,601
5,000,000	Port Authority NY/NJ, 136th Series[1]	5.125	05/01/2034	5,261,250
19,175,000	Port Authority NY/NJ, 136th Series[4]	5.375	11/01/2028	20,299,798
22,855,000	Port Authority NY/NJ, 136th Series[4]	5.500	11/01/2029	24,161,678
26,000,000	Port Authority NY/NJ, 138th Series[4]	4.750	12/01/2034	26,965,120
27,255,000	Port Authority NY/NJ, 141st Series[4]	4.500	09/01/2029	28,156,819
47,910,000	Port Authority NY/NJ, 143rd Series[4]	5.000	10/01/2030	52,067,151
35,000	Port Authority NY/NJ, 143rd Series[1]	5.000	04/01/2036	37,268
17,500,000	Port Authority NY/NJ, 144th Series[1]	5.000	10/01/2035	19,641,125
12,840,000	Port Authority NY/NJ, 146th Series[4]	4.500	12/01/2034	13,355,130
10,000	Port Authority NY/NJ, 146th Series[1]	4.500	12/01/2034	10,406
26,100,000	Port Authority NY/NJ, 146th Series[4]	4.750	12/01/2027	27,871,929
10,000	Port Authority NY/NJ, 146th Series[1]	4.750	12/01/2027	10,686
13,005,000	Port Authority NY/NJ, 147th Series[4]	4.750	10/15/2028	13,949,153
17,790,000	Port Authority NY/NJ, 147th Series[4]	5.000	10/15/2027	19,267,066
20,000,000	Port Authority NY/NJ, 147th Series[4]	5.000	10/15/2032	21,443,585
82,000,000	Port Authority NY/NJ, 151st Series[4]	5.750	03/15/2035	94,996,889
15,000,000	Port Authority NY/NJ, 151st Series[4]	6.000	09/15/2028	17,559,000
101,940,000	Port Authority NY/NJ, 152nd Series[4]	5.250	11/01/2035	112,607,002
13,715,000	Port Authority NY/NJ, 152nd Series[4]	5.250	05/01/2038	15,064,750
22,500,000	Port Authority NY/NJ, 152nd Series[4]	5.750	11/01/2030	26,013,600
15,300,000	Port Authority NY/NJ, 161st Series[4]	5.000	10/15/2031	17,762,229
20,250,000	Port Authority NY/NJ, 163rd Series[4]	5.000	07/15/2039	23,015,340
21,515,000	Port Authority NY/NJ, 166th Series[4]	5.000	01/15/2041	24,379,272
15,000,000	Port Authority NY/NJ, 166th Series[4]	5.250	07/15/2036	17,788,950

ROCHESTER FUND MUNICIPALS	33

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 400,000	Port Authority NY/NJ, 172nd Series[1]	5.000%		10/01/2034	$454,320
50,660,000	Port Authority NY/NJ, 37th Series[4]	5.250		07/15/2034	53,736,075
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	6.000		08/01/2032	2,760,427
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375		12/01/2036	1,544,490
6,385,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.625		06/01/2035	5,792,727
7,300,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750		06/01/2043	6,568,759
4,820,000	Rensselaer, NY City School District COP	5.000		06/01/2036	4,968,456
1,165,000	Riverhead, NY IDA (Michael Reilly Design)	8.875		08/01/2021	1,190,467
1,195,000	Rockland County, NY IDA (Crystal Run Village/Rockland County Assoc. for the Learning Disabled Obligated Group)	4.900		07/01/2021	1,130,530
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625		08/15/2035	8,954,523
13,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.750		08/15/2043	12,799,053
30,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.875	[3]	08/15/2045	1,298,700
486,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	7.668	[3]	08/15/2060	2,566,080
20,000	Sanford Town, NY GO	5.250		04/15/2015	21,483
20,000	Sanford Town, NY GO	5.250		04/15/2016	22,001
25,000	Sanford Town, NY GO	5.250		04/15/2017	27,354
25,000	Sanford Town, NY GO	5.250		04/15/2018	27,243
25,000	Sanford Town, NY GO	5.250		04/15/2019	27,142
25,000	Sanford Town, NY GO	5.250		04/15/2020	27,011
30,000	Sanford Town, NY GO	5.250		04/15/2021	32,206
30,000	Sanford Town, NY GO	5.250		04/15/2022	32,141
30,000	Sanford Town, NY GO	5.250		04/15/2023	31,971
30,000	Sanford Town, NY GO	5.250		04/15/2024	31,841
35,000	Sanford Town, NY GO	5.250		04/15/2025	37,066
35,000	Sanford Town, NY GO	5.250		04/15/2026	37,025
40,000	Sanford Town, NY GO	5.250		04/15/2027	42,263
40,000	Sanford Town, NY GO	5.250		04/15/2028	42,212
40,000	Sanford Town, NY GO	5.250		04/15/2029	42,186
45,000	Sanford Town, NY GO	5.250		04/15/2030	47,431
45,000	Sanford Town, NY GO	5.250		04/15/2031	47,403
50,000	Sanford Town, NY GO	5.250		04/15/2032	52,670
50,000	Sanford Town, NY GO	5.250		04/15/2033	52,670

34	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 55,000	Sanford Town, NY GO	5.250%		04/15/2034	$57,936
60,000	Sanford Town, NY GO	5.250		04/15/2035	63,184
60,000	Sanford Town, NY GO	5.250		04/15/2036	63,146
2,650,000	Seneca County, NY IDA (New York Chiropractic College)[1]	5.000		10/01/2027	2,820,051
22,885,000	SONYMA, Series 106[4]	5.250		04/01/2034	22,906,989
30,225,000	SONYMA, Series 109[4]	4.950		10/01/2034	30,483,786
17,495,000	SONYMA, Series 113[1]	5.200		10/01/2030	18,437,981
27,005,000	SONYMA, Series 116[1]	4.750		10/01/2029	27,961,247

28,445,000	SONYMA, Series 116[1]	4.800		10/01/2034	29,477,554
1,700,000	SONYMA, Series 132	0.150	[5]	04/01/2037	1,700,000
9,510,000	SONYMA, Series 133[4]	5.050		10/01/2026	9,826,897
22,915,000	SONYMA, Series 137[4]	4.700		10/01/2031	23,485,728
8,550,000	SONYMA, Series 139	0.150	[5]	10/01/2037	8,550,000
16,770,000	SONYMA, Series 140[4]	4.750		10/01/2037	17,066,528
9,870,000	SONYMA, Series 143[4]	4.900		10/01/2037	10,221,194
4,550,000	SONYMA, Series 145[4]	5.125		10/01/2037	4,744,149
1,120,000	SONYMA, Series 145[1]	5.125		10/01/2037	1,167,746
1,955,000	SONYMA, Series 148[4]	5.150		10/01/2027	2,095,816
6,165,000	SONYMA, Series 148[4]	5.200		10/01/2032	6,543,101
495,000	SONYMA, Series 69[1]	5.500		10/01/2028	495,698
1,870,000	SONYMA, Series 71[4]	5.400		04/01/2029	1,872,891
60,000	SONYMA, Series 71[1]	5.400		04/01/2029	60,088
5,000	SONYMA, Series 71[1]	5.400		04/01/2029	5,006
450,000	SONYMA, Series 77[1]	5.150		04/01/2029	450,540
525,000	SONYMA, Series 79[4]	5.300		04/01/2029	525,713
1,510,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.000		09/01/2041	1,702,012
4,775,000	St. Lawrence County, NY IDA (Clarkson University)[1]	5.375		09/01/2041	5,494,975
520,000	St. Lawrence County, NY IDA (Clarkson University)[1]	6.000		09/01/2034	631,389
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)	7.250		12/01/2029	3,834,140
1,980,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)	5.250		10/01/2020	2,168,278
5,440,000	St. Lawrence County, NY IDA (Edwards John Noble Hospital)	6.250		10/01/2040	5,957,888
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2030	1,513,715
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)[1]	5.000		07/01/2031	1,598,548
11,850,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000		07/01/2028	13,535,426

ROCHESTER FUND MUNICIPALS	35

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$ 1,010,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)	6.750%	06/01/2027	$1,038,250
4,250,000	Suffolk County, NY Economic Devel. Corp., Series A	7.375	12/01/2040	4,579,588
635,000	Suffolk County, NY IDA (ACLD)	6.000	12/01/2019	639,115
1,735,000	Suffolk County, NY IDA (ALIA-ACLD)	5.950	10/01/2021	1,732,068
80,000	Suffolk County, NY IDA (ALIA-ADD)	6.950	12/01/2014	80,189
260,000	Suffolk County, NY IDA (ALIA-ADD)	7.125	06/01/2017	262,881
105,000	Suffolk County, NY IDA (ALIA-ADD)	7.500	09/01/2015	105,584
845,000	Suffolk County, NY IDA (ALIA-Adelante)	6.500	11/01/2037	837,556
2,400,000	Suffolk County, NY IDA (ALIA-DDI)	5.950	10/01/2021	2,435,976
675,000	Suffolk County, NY IDA (ALIA-FREE)	5.950	10/01/2021	673,859
480,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	10/01/2021	479,189
700,000	Suffolk County, NY IDA (ALIA-IGHL)	5.950	11/01/2022	695,751
360,000	Suffolk County, NY IDA (ALIA-IGHL)	6.000	10/01/2031	345,787
1,945,000	Suffolk County, NY IDA (ALIA-IGHL)	7.250	12/01/2033	1,980,399
655,000	Suffolk County, NY IDA (ALIA-NYS ARC)	5.950	11/01/2022	651,024

275,000	Suffolk County, NY IDA (ALIA-NYS ARC)	7.500	09/01/2015	276,529
160,000	Suffolk County, NY IDA (ALIA-Pederson-Krag Center)	8.375	06/01/2016	161,878
215,000	Suffolk County, NY IDA (ALIA-SMCFS)	7.500	09/01/2015	216,195
190,000	Suffolk County, NY IDA (ALIA-Suffolk Hostels)	7.500	09/01/2015	190,939
1,615,000	Suffolk County, NY IDA (ALIA-UCPAGS)	5.950	10/01/2021	1,612,271
70,000	Suffolk County, NY IDA (ALIA-UCPAGS)	6.375	06/01/2014	70,130
290,000	Suffolk County, NY IDA (ALIA-UCPAGS)	6.950	12/01/2014	290,363
380,000	Suffolk County, NY IDA (ALIA-UCPAGS)	7.000	06/01/2016	382,253
140,000	Suffolk County, NY IDA (ALIA-UCPAGS)	7.500	09/01/2015	140,778
3,530,000	Suffolk County, NY IDA (ALIA-UVBH)	6.500	11/01/2037	3,498,901
635,000	Suffolk County, NY IDA (ALIA-WORCA)	5.950	11/01/2022	631,146
440,000	Suffolk County, NY IDA (Catholic Charities)	6.000	10/01/2020	442,350
115,000	Suffolk County, NY IDA (DDI)	6.000	12/01/2019	115,745
375,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	377,003
390,000	Suffolk County, NY IDA (DDI)	6.000	10/01/2020	392,083
7,175,000	Suffolk County, NY IDA (DDI)	8.750	03/01/2023	7,205,566
1,485,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	1,402,746
2,600,000	Suffolk County, NY IDA (Easter Long Island Hospital Assoc.)	5.375	01/01/2027	2,637,778
1,075,000	Suffolk County, NY IDA (Family Residences)	6.000	12/01/2019	1,081,966
1,345,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2027	1,456,810
930,000	Suffolk County, NY IDA (Family Services League)[1]	5.000	11/01/2034	1,007,311
2,095,000	Suffolk County, NY IDA (Federation of Organizations)	8.125	04/01/2030	2,105,810

36	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

New York Continued
$ 2,500,000	Suffolk County, NY IDA (Gurwin Jewish-Phase II)	6.700%		05/01/2039	$2,598,650
2,420,000	Suffolk County, NY IDA (Huntington First Aid Squad)	6.650		11/01/2017	2,427,526
170,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000		12/01/2019	171,102
815,000	Suffolk County, NY IDA (Independent Group Home Living)	6.000		10/01/2020	819,352
3,275,000	Suffolk County, NY IDA (Innovative Realty I)	6.000		11/01/2037	2,648,984
8,600,000	Suffolk County, NY IDA (Jefferson’s Ferry)[1]	5.000		11/01/2028	8,820,848
4,065,000	Suffolk County, NY IDA (L.I. Network Community Services)	7.550		02/01/2034	4,561,418
7,680,000	Suffolk County, NY IDA (Medford Hamlet Assisted Living)	6.375		01/01/2039	7,701,120
1,865,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	1,935,460
635,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)	6.750		11/01/2036	636,397
1,975,000	Suffolk County, NY IDA (New Interdisciplinary School)	6.750		12/01/2019	2,020,919
2,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000		03/01/2026	2,063,960
2,320,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)	5.300		01/01/2013	2,320,000
26,425,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)	5.500		01/01/2023	26,425,000
4,800,000	Suffolk County, NY IDA (Pederson-Krager Center)	7.200		02/01/2035	4,890,144
2,430,000	Suffolk County, NY IDA (Pederson-Krager Center)	8.125		04/01/2030	2,438,991
930,000	Suffolk County, NY IDA (Special Needs Facilities Pooled Program)	5.250		07/01/2022	878,627
2,355,000	Suffolk County, NY IDA (St. Vincent De Paul in the Diocese of Rockville Center)	8.000		04/01/2030	2,359,946
370,000	Suffolk County, NY IDA (Suffolk Hotels)	6.000		10/01/2020	371,976
1,240,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	6.000		12/01/2019	1,248,035
3,200,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)	7.875		09/01/2041	3,362,656
645,000	Suffolk County, NY IDA (WORCA)	6.000		10/01/2020	648,444
10,080,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	9,140,544
29,915,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000		06/01/2048	24,124,353
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625		06/01/2044	116,743,280
287,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	8.000	[3]	06/01/2048	9,439,528
3,005,000	Sullivan County, NY Community College COP[2]	5.750		08/15/2025	2,713,816
6,515,000	Syracuse, NY Hsg. Authority (Loretto Sedgwick Heights Corp.)	8.500		11/01/2031	6,714,880
2,345,000	Syracuse, NY Hsg. Authority (Pavilion on James)	7.500		11/01/2042	2,292,800
203,935,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2036	206,104,868
1,000,000	Syracuse, NY IDA (Crouse Irving Health Hospital)	5.375		01/01/2023	1,000,700
6,215,000	Syracuse, NY IDA (James Square)	7.197	[3]	08/01/2025	2,769,466
670,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2021	669,873
2,050,000	Syracuse, NY IDA (Jewish Home of Central New York)	7.375		03/01/2031	2,016,524

ROCHESTER FUND MUNICIPALS	37

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value

New York Continued
$ 35,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	10.800%	02/01/2028	$36,320
2,000,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2030	2,264,020
185,000	Ulster County, NY Res Rec[1]	5.000	03/01/2020	198,098
3,180,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000	06/01/2040	2,954,570
1,985,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250	06/01/2025	1,985,060
3,005,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450	06/01/2040	2,818,329
3,550,000	Utica, NY IDA (Utica College Civic Facility)	6.850	12/01/2031	3,591,287
1,600,000	Wayne County, NY IDA (ARC)	8.375	03/01/2018	1,601,904
20,000	Westchester County, NY GO1	5.375	12/15/2014	20,424
10,645,000	Westchester County, NY Healthcare Corp., Series A1	5.000	11/01/2030	11,810,308
1,700,000	Westchester County, NY Healthcare Corp., Series B1	5.125	11/01/2041	1,876,324
1,215,000	Westchester County, NY IDA (Clearview School)	7.250	01/01/2035	1,247,550
1,300,000	Westchester County, NY IDA (Guiding Eyes for the Blind)[1]	5.375	08/01/2024	1,363,856
975,000	Westchester County, NY IDA (JDAM)[1]	6.750	04/01/2016	979,154
3,375,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.000	01/01/2028	3,377,194
540,000	Westchester County, NY IDA (Lawrence Hospital)[1]	5.125	01/01/2018	541,021
600,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2013	619,926
1,710,000	Westchester County, NY IDA (Schnurmacher Center)	6.500	11/01/2033	1,809,248
2,740,000	Westchester County, NY IDA (Winward School)	5.250	10/01/2031	2,742,740
4,500,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	4,439,295
59,900,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2038	52,089,040
52,815,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.125	06/01/2045	43,317,807
3,155,000	Yonkers, NY IDA (Hudson Scenic Studio)	6.625	11/01/2019	3,156,041
3,770,000	Yonkers, NY IDA (Michael Malotz Skilled Nursing Pavilion)[1]	5.650	02/01/2039	3,777,465
1,455,000	Yonkers, NY IDA (Philipsburgh Hall Associates)	7.500	11/01/2030	1,202,790
1,050,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2041	1,189,020
1,700,000	Yonkers, NY IDA (St. Joseph’s Hospital)	6.150	03/01/2015	1,702,278
460,000	Yonkers, NY IDA (St. Joseph’s Hospital)	8.500	12/30/2013	464,149
2,800,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-A	6.150	03/01/2015	2,803,752
700,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-B	6.150	03/01/2015	700,938
800,000	Yonkers, NY Parking Authority	6.000	06/15/2018	800,312
1,215,000	Yonkers, NY Parking Authority	6.000	06/15/2024	1,195,718
				6,623,896,006

38	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

U.S. Possessions—30.4%
$ 825,000	Guam Education Financing Foundation COP[1]	5.000%		10/01/2023	$835,478
6,000,000	Guam GO	6.750		11/15/2029	6,732,420
10,000,000	Guam GO	7.000		11/15/2039	11,283,500
2,400,000	Guam Government Business Privilege[1]	5.000		01/01/2031	2,708,496
5,400,000	Guam Government Business Privilege[1]	5.250		01/01/2036	6,099,732
345,000	Guam Hsg. Corp. (Single Family Mtg.)	5.750		09/01/2031	391,475
1,230,000	Guam Power Authority, Series A1	5.000		10/01/2023	1,448,177
1,560,000	Guam Power Authority, Series A1	5.000		10/01/2024	1,811,534
2,790,000	Guam Power Authority, Series A1	5.000		10/01/2030	3,156,439
3,540,000	Guam Power Authority, Series A1	5.000		10/01/2034	3,948,622
5,200,000	Guam Power Authority, Series A1	5.500		10/01/2030	5,889,000
7,700,000	Guam Power Authority, Series A1	5.500		10/01/2040	8,566,250
1,915,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,722,562
32,515,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	26,881,126
8,105,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	6,180,225
15,725,000	Northern Mariana Islands Ports Authority, Series A1	6.600		03/15/2028	15,572,939
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000		07/01/2033	907,570
1,820,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.125		07/01/2037	1,661,496
49,000,000	Puerto Rico Aqueduct & Sewer Authority[4]	5.125		07/01/2047	47,837,720
4,600,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2042	4,217,326
11,750,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750		07/01/2037	11,590,553
80,365,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	80,644,670
105,165,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	105,286,991
5,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	5,005,800
11,155,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	11,174,967

55,650,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	59,393,019
56,685,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	56,738,284
168,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.627	[3]	05/15/2050	12,832,960
745,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.165	[3]	05/15/2055	21,627,350
3,519,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[3]	05/15/2057	64,308,208
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.375	[3]	05/15/2057	41,170,640
7,480,000	Puerto Rico Commonwealth GO1	5.000		07/01/2029	7,360,395
2,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2033	1,917,100
24,975,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	24,739,486
3,315,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	3,283,740
2,200,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	2,217,226
2,920,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	2,927,855
14,500,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	14,525,810

ROCHESTER FUND MUNICIPALS	39

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 2,500,000	Puerto Rico Commonwealth GO1	5.250%		07/01/2032	$2,495,475
10,230,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	10,080,949
43,385,000	Puerto Rico Commonwealth GO1	5.250		07/01/2037	41,737,238
5,000,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	5,009,450
7,850,000	Puerto Rico Commonwealth GO1	5.500		07/01/2029	8,157,406
76,300,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	77,146,930
12,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2039	11,941,920
5,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2028	5,232,750
30,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	30,513,900
2,715,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	2,754,150
85,000	Puerto Rico Commonwealth GO1	5.875		07/01/2036	85,751
1,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2028	1,059,680
2,700,000	Puerto Rico Commonwealth GO1	6.000		07/01/2035	2,800,899
3,500,000	Puerto Rico Commonwealth GO1	6.000		07/01/2040	3,609,165
6,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	6,332,580
5,675,000	Puerto Rico Commonwealth GO1	6.500		07/01/2040	6,054,260
1,000,000	Puerto Rico Electric Power Authority, Series A1	5.000		07/01/2042	951,920
10,105,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	10,302,553
3,550,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	3,426,070
60,000,000	Puerto Rico Electric Power Authority, Series UU1	0.761	[5]	07/01/2029	43,371,000
170,000	Puerto Rico Electric Power Authority, Series WW1	5.500		07/01/2038	171,805
30,000	Puerto Rico HFC[1]	5.100		12/01/2018	30,421
9,515,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2028	9,388,831
4,845,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2030	4,931,289
4,945,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	4,946,533
4,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2029	4,211,400
270,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2020	274,563
105,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2033	107,487
11,480,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2033	11,004,154

80,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2042	81,895
28,790,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000		07/01/2042	26,523,939
1,120,000	Puerto Rico Highway & Transportation Authority, Series H1	5.450		07/01/2035	1,120,336
6,500,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	6,437,210
1,145,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	1,123,405
2,600,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2023	2,657,928
915,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2030	931,296
6,795,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2041	6,556,699
10,000	Puerto Rico Highway & Transportation Authority, Series M	5.000		07/01/2046	11,933

40	ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 91,110,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000%		07/01/2046	$83,407,561
3,190,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2032	3,223,080
57,615,000	Puerto Rico Highway & Transportation Authority, Series N1	5.250		07/01/2039	55,813,379
25,255,000	Puerto Rico Infrastructure[1]	5.000		07/01/2031	24,644,839
675,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	626,879
17,490,000	Puerto Rico Infrastructure[1]	5.000		07/01/2037	16,243,138
148,985,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	137,823,044
41,740,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	38,093,594
1,295,000	Puerto Rico Infrastructure[1]	5.500		07/01/2026	1,350,245
15,000,000	Puerto Rico Infrastructure[1]	5.500		07/01/2027	15,617,400
16,955,000	Puerto Rico Infrastructure	5.650	[3]	07/01/2029	6,606,007
65,725,000	Puerto Rico Infrastructure	5.730	[3]	07/01/2045	7,646,447
25,000,000	Puerto Rico Infrastructure	5.800	[3]	07/01/2032	7,659,750
5,000,000	Puerto Rico Infrastructure[1]	6.000		12/15/2026	5,457,950
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,733,642
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	1,361,840
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	6,099,970
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	875,245
1,355,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		12/01/2021	1,367,778
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	1,205,532
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.500		12/01/2031	6,337,608
23,000,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	22,997,470
5,000,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250		07/01/2026	5,595,400
650,000	Puerto Rico ITEMECF (International American University)[1]	5.000		10/01/2031	697,938
1,075,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.600		05/01/2014	1,076,570
5,250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	5,252,520
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	5,678,050
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	197,240
5,490,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2033	5,196,944
4,990,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	5,013,054
90,355,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	84,154,840
7,500,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2037	6,936,975
18,585,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	18,612,878
121,570,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	120,291,084
9,450,000	Puerto Rico Public Buildings Authority[1]	5.375		07/01/2033	9,449,339

ROCHESTER FUND MUNICIPALS	41

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$ 1,980,000	Puerto Rico Public Buildings Authority[1]	5.875%		07/01/2039	$2,000,533
26,565,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041	27,375,498
1,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2021	1,670,835
7,500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	8,423,775
8,000,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	8,829,120
7,500,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	8,240,400
23,080,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	23,393,888
296,445,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250		08/01/2057	309,565,656
643,700,000	Puerto Rico Sales Tax Financing Corp., Series A	5.401	[3]	08/01/2054	51,914,405
221,800,000	Puerto Rico Sales Tax Financing Corp., Series A	5.939	[3]	08/01/2056	15,956,292
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	[3]	08/01/2042	5,658,000
5,775,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	6,424,803
80,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.504	[3]	08/01/2043	14,159,200
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[1]	5.250		08/01/2043	10,210,800
35,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[9]	08/01/2032	35,839,300
7,500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	7,647,600
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.375		08/01/2036	4,130,480
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	103,897,466
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	1,564,695
4,525,000	University of Puerto Rico[1]	5.000		06/01/2026	4,418,120
5,280,000	University of Puerto Rico, Series P1	5.000		06/01/2030	5,086,541
24,375,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	23,481,900
67,190,000	University of Puerto Rico, Series Q1	5.000		06/01/2036	62,584,126
10,000	V.I. HFA, Series A	6.450		03/01/2016	9,991
4,000,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2032	4,345,320
590,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.000		10/01/2039	650,540
6,160,000	V.I. Public Finance Authority (Matching Fund Loan Notes)[1]	5.000		10/01/2032	6,691,793
750,000	V.I. Public Finance Authority, Series A1	5.250		10/01/2024	790,695
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.300	[3]	05/15/2035	1,565,432
1,015,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	1,051,347
					2,510,096,092
Total Municipal Bonds and Notes (Cost $9,372,283,756)					9,133,992,098
Shares
Common Stocks—0.1%
1,401	CMS Liquidating Trust[10] (Cost $ 4,483,200)				4,483,200
Total Investments, at Value (Cost $9,376,766,956)—110.9%					9,138,475,298
Liabilities in Excess of Other Assets—(10.9)					(896,346,034)
Net Assets—100.0%					$8,242,129,264

42	ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments Continued

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See Note 1 of the accompanying Notes.

7. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 1 of the accompanying Notes.

8. Represents the current interest rate for an inverse floating rate security. See Note 1 of the accompanying Notes.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
ADD	Aid to the Developmentally Disabled
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AeL	Aero Lauderdale
CFGA	Child and Family Guidance Assoc.
CHSLI	Catholic Health Services of Long Island
CNGCS	Central Nassau Guidance and Counseling Services
COP	Certificates of Participation
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Income Tax Exempt Receipts
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FREE	Family Residences and Essential Enterprises
GJSR	Gurwin Jewish Senior Residences
GO	General Obligation
GSHMC	Good Samaritan Hospital Medical Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.

HH	Harmony Heights, Inc.
HHS	Harmony Heights School
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCC	Jewish Community Center
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
L.I.	Long Island
LGSC	Local Government Services Corp.
LILCO	Long Island Lighting Corp.
LVH	Little Village House
MMC	Mercy Medical Center
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
ROLs	Residual Option Longs
Res Rec	Resource Recovery Facility
SCHRC	St. Charles Hospital and Rehabilitation Center
SCSB	Schuyler Community Services Board
SFH	St. Francis Hospital
SFTU	Services for the Underserved
SMCFS	St. Mary's Children and Family Services
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds

ROCHESTER FUND MUNICIPALS	43

STATEMENT OF INVESTMENTS    Continued

Footnotes to Statement of Investments Continued

TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Development Corporation

UVBH	United Veteran's Beacon House
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men's Christian Assoc.

See accompanying Notes to Financial Statements.

44	ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES    December 31, 2012

Assets
Investments, at value (cost $9,376,766,956)—see accompanying statement of investments	$9,138,475,298
Cash	17,354,688
Receivables and other assets:
Interest	135,474,667
Shares of beneficial interest sold	14,003,121
Investments sold	5,733,895
Other	882,964
Total assets	9,311,924,633
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	911,985,000
Investments purchased on a when-issued or delayed delivery basis	96,823,817
Shares of beneficial interest redeemed	32,955,106
Payable on borrowings (See Note 6)	24,600,000
Trustees' compensation	1,716,959
Distribution and service plan fees	1,148,137
Transfer and shareholder servicing agent fees	226,190
Shareholder communications	100,711
Interest expense on borrowings	1,860
Dividends	722
Other	236,867
Total liabilities	1,069,795,369
Net Assets	$8,242,129,264
Composition of Net Assets
Paid-in capital	$9,319,819,279
Accumulated net investment income	64,147,571
Accumulated net realized loss on investments	(903,545,928)
Net unrealized depreciation on investments	(238,291,658)
Net Assets	$8,242,129,264

ROCHESTER FUND MUNICIPALS	45

STATEMENT OF ASSETS AND LIABILITIES     Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,724,647,810 and 395,019,488 shares of beneficial interest outstanding)	$17.02
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$17.87
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $94,548,643 and 5,560,463 shares of beneficial interest outstanding)	$17.00
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,223,063,592 and 71,982,595 shares of beneficial interest outstanding)	$16.99
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $199,869,219 and 11,740,648 shares of beneficial interest outstanding)	$17.02

See accompanying Notes to Financial Statements.

46	ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS    For the Year Ended December 31, 2012

Investment Income
Interest	$522,436,657
Other income	3,287
Total investment income	522,439,944
Expenses
Management fees	36,816,338
Distribution and service plan fees:
Class A	9,622,766
Class B	1,152,147
Class C	11,689,852
Transfer and shareholder servicing agent fees:
Class A	1,868,262
Class B	121,348
Class C	505,331
Class Y	74,482
Shareholder communications:
Class A	111,098
Class B	6,716
Class C	22,062
Class Y	3,513
Interest expense and fees on short-term floating rate notes issued (See Note 1)	11,177,104
Borrowing fees	3,645,549
Accounting service fees	2,401,793
Trustees’ compensation	129,380
Custodian fees and expenses	59,359
Interest expense	39,177
Administration service fees	1,500
Other	556,200
Total expenses	80,003,977
Less waivers and reimbursements of expenses	(185,110)
Net expenses	79,818,867
Net Investment Income	442,621,077
Realized and Unrealized Gain
Net realized gain on investments	15,064,654
Net change in unrealized appreciation/depreciation on investments	489,927,983
Net Increase in Net Assets Resulting from Operations	$947,613,714

See accompanying Notes to Financial Statements.

ROCHESTER FUND MUNICIPALS	47

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 30, 2011[1]
Operations
Net investment income	$442,621,077	$470,564,368
Net realized gain (loss)	15,064,654	(109,625,221)
Net change in unrealized appreciation/depreciation	489,927,983	405,876,063
Net increase in net assets resulting from operations	947,613,714	766,815,210
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(384,065,493)	(401,880,868)
Class B	(5,745,070)	(8,602,319)
Class C	(58,473,713)	(61,413,238)
Class Y	(10,693,230)	(7,453,011)
	(458,977,506)	(479,349,436)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	209,512,039	(416,883,434)
Class B	(46,595,065)	(52,614,675)
Class C	83,939,442	(91,659,670)
Class Y	65,472,787	18,161,642
	312,329,203	(542,996,137)
Net Assets
Total increase (decrease)	800,965,411	(255,530,363)
Beginning of period	7,441,163,853	7,696,694,216
End of period (including accumulated net investment income of $64,147,571 and $74,005,661, respectively)	$8,242,129,264	$7,441,163,853

1. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

48	ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS    For the Year Ended December 31, 2012

Cash Flows from Operating Activities
Net increase in net assets from operations	$947,613,714
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,047,848,317)
Proceeds from disposition of investment securities	819,064,469
Short-term investment securities, net	21,151,425
Premium amortization	15,225,294
Discount accretion	(69,328,519)
Net realized gain on investments	(15,064,654)
Net change in unrealized appreciation/depreciation on investments	(489,927,983)
Change in assets:
Decrease in receivable for securities sold	15,373,895
Increase in other assets	(272,328)
Increase in interest receivable	(4,311,055)
Change in liabilities:
Increase in payable for securities purchased	77,555,843
Decrease in other liabilities	(151,111)
Net cash provided by operating activities	269,080,673
Cash Flows from Financing Activities
Proceeds from bank borrowings	632,200,000
Payments on bank borrowings	(662,800,000)
Payments on short-term floating rate notes issued	(92,530,000)
Proceeds from shares sold	1,015,224,211
Payments on shares redeemed	(1,063,375,197)
Cash distributions paid	(81,919,046)
Net cash used in financing activities	(253,200,032)
Net increase in cash	15,880,641
Cash, beginning balance	1,474,047
Cash, ending balance	$17,354,688
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $377,058,028.
Cash paid for interest on bank borrowings—$48,287.
Cash paid for interest on short-term floating rate notes issued—$11,177,104.

See accompanying Notes to Financial Statements.

ROCHESTER FUND MUNICIPALS	49

FINANCIAL HIGHLIGHTS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class A	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$15.98	$15.33	$15.70	$11.54	$17.67
Income (loss) from investment operations:
Net investment income[2]	.95	1.02	.98	.98	.94
Net realized and unrealized gain (loss)	1.08	.66	(.38)	4.09	(6.19)
Total from investment operations	2.03	1.68	.60	5.07	(5.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.99)	(1.03)	(.97)	(.91)	(.88)
Net asset value, end of period	$17.02	$15.98	$15.33	$15.70	$11.54
Total Return, at Net Asset Value[3]	12.94%	11.50%	3.63%	45.07%	(30.84)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$6,725	$6,115	$6,295	$6,913	$5,158
Average net assets (in millions)	$6,537	$5,937	$7,013	$6,360	$7,688
Ratios to average net assets:[4]
Net investment income	5.67%	6.65%	6.01%	6.96%	5.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.67%	0.69%	0.67%	0.70%	0.70%
Interest and fees from borrowings	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	0.86%	0.90%	0.93%	1.42%	1.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.90%	0.93%	1.42%	1.60%
Portfolio turnover rate	10%	11%	7%	8%	23%

1. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

50	ROCHESTER FUND MUNICIPALS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class B	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$15.96	$15.31	$15.68	$11.53	$17.66
Income (loss) from investment operations:
Net investment income[2]	.80	.87	.82	.85	.80
Net realized and unrealized gain (loss)	1.07	.67	(.37)	4.07	(6.19)
Total from investment operations	1.87	1.54	.45	4.92	(5.39)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.83)	(.89)	(.82)	(.77)	(.74)
Net asset value, end of period	$17.00	$15.96	$15.31	$15.68	$11.53
Total Return, at Net Asset Value[3]	11.91%	10.47%	2.67%	43.66%	(31.50)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$ 94	$133	$181	$246	$237
Average net assets (in millions)	$115	$146	$220	$248	$424
Ratios to average net assets:[4]
Net investment income	4.76%	5.72%	5.07%	6.05%	4.99%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.65%	1.62%	1.67%	1.58%
Interest and fees from borrowings	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	1.80%	1.86%	1.88%	2.39%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.86%	1.88%	2.39%	2.48%
Portfolio turnover rate	10%	11%	7%	8%	23%

1. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

ROCHESTER FUND MUNICIPALS	51

FINANCIAL HIGHLIGHTS    Continued

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class C	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$15.95	$15.30	$15.67	$11.52	$17.65
Income (loss) from investment operations:
Net investment income[2]	.81	.88	.83	.86	.80
Net realized and unrealized gain (loss)	1.07	.67	(.37)	4.07	(6.19)
Total from investment operations	1.88	1.55	.46	4.93	(5.39)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.84)	(.90)	(.83)	(.78)	(.74)
Net asset value, end of period	$16.99	$15.95	$15.30	$15.67	$11.52
Total Return, at Net Asset Value[3]	12.00%	10.56%	2.75%	43.82%	(31.49)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,223	$1,069	$1,120	$1,250	$ 905
Average net assets (in millions)	$1,167	$1,039	$1,271	$1,131	$1,350
Ratios to average net assets:[4]
Net investment income	4.79%	5.77%	5.14%	6.09%	5.09%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.57%	1.54%	1.57%	1.57%
Interest and fees from borrowings	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	1.73%	1.78%	1.80%	2.29%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.78%	1.80%	2.29%	2.47%
Portfolio turnover rate	10%	11%	7%	8%	23%

1. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52	ROCHESTER FUND MUNICIPALS

	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,
Class Y	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$15.98	$15.33	$15.69	$11.54	$17.67
Income (loss) from investment operations:
Net investment income[2]	.97	1.04	.99	1.00	.96
Net realized and unrealized gain (loss)	1.08	.66	(.36)	4.08	(6.19)
Total from investment operations	2.05	1.70	.63	5.08	(5.23)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.01)	(1.05)	(.99)	(.93)	(.90)
Net asset value, end of period	$17.02	$15.98	$15.33	$15.69	$11.54
Total Return, at Net Asset Value[3]	13.10%	11.64%	3.84%	45.18%	(30.74)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$200	$124	$101	$65	$44
Average net assets (in millions)	$179	$109	$100	$57	$61
Ratios to average net assets:[4]
Net investment income	5.78%	6.76%	6.14%	7.09%	6.14%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.54%	0.56%	0.54%	0.55%	0.57%
Interest and fees from borrowings	0.05%	0.06%	0.08%	0.45%	0.22%
Interest and fees on short-term floating rate notes issued[5]	0.14%	0.15%	0.18%	0.27%	0.68%
Total expenses	0.73%	0.77%	0.80%	1.27%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.77%	0.80%	1.27%	1.47%
Portfolio turnover rate	10%	11%	7%	8%	23%

1. December 30, 2011 represents the last business day of the Fund's 2011 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

ROCHESTER FUND MUNICIPALS	53

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Rochester Fund Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders’ capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund's fiscal year was the last day the New York Stock Exchange was open for trading. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the

54	ROCHESTER FUND MUNICIPALS

underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the

ROCHESTER FUND MUNICIPALS	55

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their

56	ROCHESTER FUND MUNICIPALS

securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2012, the Fund’s maximum exposure under such agreements is estimated at $466,815,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At December 31, 2012, municipal bond holdings with a value of $1,663,435,371 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $911,985,000 in short-term floating rate securities issued and outstanding at that date.

At December 31, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$23,960,000	NY Austin Trust Various States Inverse Certificates	6.729%	11/1/38	$25,160,396
16,400,000	NY Austin Trust Various States Inverse Certificates	9.991	7/1/48	21,681,292
31,175,000	NY Liberty Devel. Corp. (One Bryant Park) ROLs[3]	9.045	1/15/46	41,082,103

ROCHESTER FUND MUNICIPALS	57

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 7,500,000	NY Liberty Devel. Corp. ROLs[3]	8.199%	1/15/44	$9,311,850
15,660,000	NY/NJ Port Authority Austin Trust Inverse Certificates	6.332	12/1/27	17,431,929
7,700,000	NY/NJ Port Authority Austin Trust Inverse Certificates	5.973	12/1/34	8,215,130
23,955,000	NY/NJ Port Authority Austin Trust Inverse Certificates	7.825	10/1/30	28,112,151
5,605,000	NYC GO DRIVERS	8.637	12/1/33	6,446,367
5,460,000	NYC GO DRIVERS	7.854	8/1/30	6,403,051
2,430,000	NYC GO DRIVERS	8.638	8/1/35	2,895,855
5,745,000	NYC GO DRIVERS	8.637	3/1/35	6,671,554
5,000,000	NYC GO ROLs	16.056	3/1/21	9,331,600
1,375,000	NYC HDC (Multifamily Hsg.) DRIVERS	7.773	11/1/26	1,495,423
1,225,000	NYC HDC (Multifamily Hsg.) DRIVERS	7.903	11/1/27	1,388,133
1,500,000	NYC HDC (Multifamily Hsg.) DRIVERS	7.990	11/1/32	1,665,510
1,750,000	NYC HDC (Multifamily Hsg.) DRIVERS	7.773	11/1/37	1,849,960
2,340,000	NYC HDC (Multifamily Hsg.) DRIVERS	7.867	11/1/39	2,474,690
4,180,000	NYC HDC (Multifamily Hsg.) DRIVERS	7.994	5/1/40	4,450,739
775,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	16.611	11/1/34	1,104,840
710,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	16.836	11/1/39	1,010,813
2,730,000	NYC HDC (Multifamily Hsg.) DRIVERS[3]	17.341	11/1/46	3,901,716
4,015,000	NYC HDC (Multifamily Hsg.) DRIVERS	8.124	11/1/40	4,425,654
3,955,000	NYC HDC (Multifamily Hsg.) ROLs[3]	14.320	11/1/30	4,317,990
11,530,000	NYC Hsg. Devel. Corp. (Multifamily Hsg.) ROLs[3]	10.905	5/1/49	13,135,898
8,205,000	NYS DA (Memorial Sloan-Kettering) DRIVERS	8.636	7/1/35	9,952,665
5,265,000	NYS DA (Vassar College) DRIVERS	8.634	7/1/46	6,254,504
3,410,000	NYS HFA ROLs[3]	12.312	11/1/45	3,996,997
3,750,000	Port Authority NY/NJ ROLs[3]	18.452	9/15/28	6,309,000
4,895,000	Port Authority NY/NJ, 11588th Series ROLs	14.099	10/15/27	6,372,066
3,580,000	Port Authority NY/NJ, 11588th Series ROLs	13.304	10/15/28	4,524,153
5,500,000	Port Authority NY/NJ, 11588th Series ROLs	14.107	10/15/32	6,943,585
9,090,000	Port Authority NY/NJ, 11589th Series ROLs	10.439	9/1/29	9,991,819
11,880,000	Port Authority NY/NJ, 136th Series DRIVERS	6.987	11/1/28	13,004,798
11,430,000	Port Authority NY/NJ, 136th Series DRIVERS	8.670	11/1/29	12,736,678
11,015,000	Port Authority NY/NJ, 136th Series DRIVERS	11.613	5/1/34	12,741,601
13,000,000	Port Authority NY/NJ, 138th Series DRIVERS	7.370	12/1/34	13,965,120
24,005,000	Port Authority NY/NJ, 151st Series DRIVERS	13.232	3/15/35	35,416,497
4,570,000	Port Authority NY/NJ, 152nd Series DRIVERS	11.936	5/1/38	5,919,750
10,755,000	Port Authority NY/NJ, 166th Series	9.200	1/15/41	13,619,272
20,000,000	Port Authority NY/NJ, 3090th Series DRIVERS	8.247	11/1/35	24,185,600
7,500,000	Port Authority NY/NJ, 3114th Series DRIVERS	13.247	11/1/30	11,013,600
30,970,000	Port Authority NY/NJ, 3114th Series DRIVERS	8.247	11/1/35	37,451,402
3,335,000	Port Authority NY/NJ, 3115th Series DRIVERS	13.241	3/15/35	4,920,392
7,500,000	Port Authority NY/NJ, 3249th Series ROLs[3]	8.393	7/15/36	10,288,950
7,650,000	Port Authority NY/NJ, 3264th Series ROLs[3]	7.957	10/15/31	10,112,229
10,125,000	Port Authority NY/NJ, 3266th Series[3]	8.008	7/15/39	12,890,340
25,330,000	Port Authority NY/NJ, 37th Series DRIVERS	8.238	7/15/34	28,406,075
4,750,000	Puerto Rico Aqueduct & Sewer Authority ROLs[3]	14.105	7/1/47	4,299,320
15,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	8.125	7/1/47	14,288,400
98,815,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.224	8/1/57	111,935,656
23,815,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.670	8/1/57	32,467,466
18,135,000	SONYMA ROLs[3]	6.501	10/1/34	18,393,786
395,000	SONYMA ROLs[3]	11.530	4/1/29	396,730
190,000	SONYMA ROLs[3]	10.975	4/1/29	190,713
265,000	SONYMA ROLs[3]	11.254	4/1/29	266,161
7,635,000	SONYMA ROLs[3]	11.592	4/1/34	7,656,989

58	ROCHESTER FUND MUNICIPALS

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,175,000	SONYMA ROLs[3]	11.164%	10/1/26	$3,491,897
4,945,000	SONYMA ROLs[3]	7.505	10/1/37	5,296,194
11,465,000	SONYMA ROLs[3]	7.167	10/1/31	12,035,728
8,405,000	SONYMA ROLs[3]	7.293	10/1/37	8,701,528
2,275,000	SONYMA, Series 145 DRIVERS	8.000	10/1/37	2,469,149
980,000	SONYMA, Series 148 DRIVERS	8.025	10/1/27	1,120,816
3,080,000	SONYMA, Series 148 DRIVERS	8.136	10/1/32	3,458,101

				$751,450,371

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $911,985,000 or 9.79% of its total assets as of December 31, 2012.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

ROCHESTER FUND MUNICIPALS	59

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$96,823,817

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2012 is as follows:

Cost	$85,980,319
Market Value	$72,900,903
Market Value as a % of Net Assets	0.88%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$66,091,425	$—	$896,811,463	$245,026,121

60	ROCHESTER FUND MUNICIPALS

1. As of December 31, 2012, the Fund had $896,811,463 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2016	$443,946,792
2017	324,022,087
No expiration	128,842,584

Total	$896,811,463

2. During the fiscal year ended December 31, 2012, the Fund utilized $7,361,424 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 30, 2011, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$6,498,339	$6,498,339

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Exempt-interest dividends	$457,622,902	$476,498,302
Ordinary income	1,354,604	2,851,134

Total	$458,977,506	$479,349,436

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,456,798,687 [1]

Gross unrealized appreciation	$484,248,731
Gross unrealized depreciation	(729,274,852)

Net unrealized depreciation	$(245,026,121)

1. The Federal tax cost of securities does not include cost of $926,702,732, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

ROCHESTER FUND MUNICIPALS	61

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Trustees' Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended December 31, 2012, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased (Decreased)	$—
Payments Made to Retired Trustees	149,179
Accumulated Liability as of December 31, 2012	1,279,616

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

62	ROCHESTER FUND MUNICIPALS

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee.

64	ROCHESTER FUND MUNICIPALS

The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$6,623,761,011	$134,995	$6,623,896,006
U.S. Possessions	—	2,510,096,092	—	2,510,096,092
Common Stocks	—	4,483,200	—	4,483,200

Total Assets	$—	$9,138,340,303	$134,995	$9,138,475,298

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	43,752,207	$736,429,794	28,638,626	$437,735,230
Dividends and/or distributions reinvested	18,605,792	312,929,359	19,306,291	296,024,631
Redeemed	(49,921,605)	(839,847,114)	(76,009,015)	(1,150,643,295)

Net increase (decrease)	12,436,394	$209,512,039	(28,064,098)	$(416,883,434)

Class B
Sold	468,895	$7,802,437	683,288	$10,511,513
Dividends and/or distributions reinvested	289,236	4,849,418	453,438	6,915,756
Redeemed	(3,538,715)	(59,246,920)	(4,618,946)	(70,041,944)

Net decrease	(2,780,584)	$(46,595,065)	(3,482,220)	$(52,614,675)

Class C
Sold	10,698,099	$179,792,612	5,560,243	$85,176,896
Dividends and/or distributions reinvested	2,973,587	49,918,988	3,187,594	48,714,420
Redeemed	(8,675,224)	(145,772,158)	(14,937,413)	(225,550,986)

Net increase (decrease)	4,996,462	$83,939,442	(6,189,576)	$(91,659,670)

66	ROCHESTER FUND MUNICIPALS

	Year Ended December 31, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class Y
Sold	5,916,661	$98,693,710	4,268,663	$63,809,230
Dividends and/or distributions reinvested	555,844	9,360,263	382,076	5,871,250
Redeemed	(2,521,904)	(42,581,186)	(3,425,062)	(51,518,838)

Net increase	3,950,601	$65,472,787	1,225,677	$18,161,642

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,047,848,317	$819,064,469

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended December 31, 2012, the Fund paid $2,401,811 to the Manager for accounting services.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2012, the Fund paid $2,591,055 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

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NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$33,340,439
Class C	36,875,365

Sales Charges. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
December 31, 2012	$1,706,709	$88,018	$147,115	$58,841

68	ROCHESTER FUND MUNICIPALS

Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to March 1, 2012. Effective March 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended December 31, 2012, the Manager reimbursed the Fund $185,110 for legal costs and fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement.

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NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2035% as of December 31, 2012). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund's Statement of Operations related to its participation in the borrowing facility during the year ended December 31, 2012 equal 0.04% of the Fund's average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of December 31, 2012, the Fund had borrowings outstanding at an interest rate of 0.2035%. Details of the borrowings for the year ended December 31, 2012 are as follows:

Average Daily Loan Balance	$13,560,656
Average Daily Interest Rate	0.272%
Fees Paid	$2,951,193
Interest Paid	$48,287

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended

70	ROCHESTER FUND MUNICIPALS

December 31, 2012 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended December 31, 2012.

8. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013 (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds—including the Fund – advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims

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NOTES TO FINANCIAL STATEMENTS    Continued

9. Pending Litigation Continued

under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously.

72	ROCHESTER FUND MUNICIPALS

While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

ROCHESTER FUND MUNICIPALS	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rochester Fund Municipals:

We have audited the accompanying statement of assets and liabilities of Rochester Fund Municipals, including the statement of investments, as of December 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 19, 2013

74	ROCHESTER FUND MUNICIPALS

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all taxable dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2012 are eligible for the corporate dividend-received deduction. 99.70% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (72.1%), Puerto Rico (26.4%), Guam (0.6%), Virgin Islands (0.2%), Northern Mariana Isles (0.7%).

During 2012, 26.8181% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

ROCHESTER FUND MUNICIPALS	75

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT      Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

76	ROCHESTER FUND MUNICIPALS

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, and Charles Pulire, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load New York municipal debt funds. The Board noted that the Fund’s one-year, three-year, and ten-year performance was better than its peer group median although its five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load New York municipal debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s total expenses were lower than its expense group median and average. The Fund’s actual management fees were higher than its expense group median and average. The Fund’s contractual management fees were equal to its expense group median and higher than its expense group average.

ROCHESTER FUND MUNICIPALS	77

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT     Unaudited / Continued

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS     Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

ROCHESTER FUND MUNICIPALS	79

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser's parent company) (since September 2004); Member of Zurich Insurance Group's Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Matthew P. Fink, Trustee (since 2009) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider's View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2009) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

ROCHESTER FUND MUNICIPALS	81

TRUSTEES AND OFFICERS    Unaudited / Continued

Joanne Pace, Trustee/Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children's Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2009) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2009) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Peter I. Wold, Trustee (since 2009) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chief Executive Officer of OppenheimerFunds (since January 2013); Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

ROCHESTER FUND MUNICIPALS	83

TRUSTEES AND OFFICERS    Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Age: 49	Senior Vice President of the Sub-Adviser (since July 2007); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (1999-2001). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Age: 41	Vice President of the Sub-Adviser (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Age: 40	Vice President of the Sub-Adviser (since July 2009); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Age: 36	Vice President of the Sub-Adviser (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Age: 36	Vice President of the Sub-Adviser (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Age: 35	Vice President of the Sub-Adviser (since February 2013), Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 55	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (1997-May 2011); headed Rochester’s Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	General Counsel of OppenheimerFunds (since January 2013); Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012)

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Arthur S. Gabinet, Continued	and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Chief Compliance Officer of OppenheimerFunds (since January 2013); Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

ROCHESTER FUND MUNICIPALS	85

ROCHESTER FUND MUNICIPALS

A Series of Rochester Portfolio Series
Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

86	ROCHESTER FUND MUNICIPALS

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

ROCHESTER FUND MUNICIPALS	87

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

88	ROCHESTER FUND MUNICIPALS

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RA0365.001.1212 February 22, 2013

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $52,700 in fiscal 2012 and $51,600 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2012 and $2,619 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $264,139 in fiscal 2012 and $414,870 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $900 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $451,924 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $718,563 in fiscal 2012 and $418,389 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rochester Fund Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/11/2013